UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

4900 Sears Tower, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: OCTOBER 31

Date of reporting period: OCTOBER 31, 2004

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

SPECIAL FOCUS FIXED INCOME FUNDS

Annual Report October 31, 2004

9.17
9.39
9.76
108.88
8.92
105.63
6.86
7.08
9.07
104.50
99.50
9.35
91.88
102.00
103.00
101.00
99.00
P/YR
NOM % — EFF
I/YR —
%CHG
%

Goldman Sachs Asset Management

Goldman SachsFundsS P E C I A L F O C U S F I X E D I N C O M E F U N D SAnnual Report October 31, 2004Current income potential from portfolios that invest in a variety of fixed income securities.

Goldman Sachs Special Focus Fixed Income Funds

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

Goldman Sachs Special Focus Fixed Income FundsGOLDMAN SACHS GLOBAL INCOME FUNDGOLDMAN SACHS HIGH YIELD FUNDGOLDMAN SACHS EMERGING MARKETS DEBT FUNDNOT FDIC-INSURED May Lose Value No Bank Guarantee

G O L D M A N S A C H S S P E C I A L F O C U S F I X E D I N C O M E F U N D SWhat Distinguishes Goldman Sachs’ Fixed Income Investing Process?At Goldman Sachs Asset Management (GSAM), the goal of our fixed income investment process is to provide consistent,strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:1R I G O R O U S S E C U R I T Y S E L E C T I O NAssess relative value among securities and sectorsLeverage the vast resources of Goldman Sachs in selecting securities for each portfolio2P R E C I S E P O R T F O L I O C O N S T R U C T I O NTeam approach to decision makingManage risk by avoiding significant sector and interest rate betsCareful management of yield curve strategies — while closely managing portfolio durationR E S U LTFixed Income portfolios that:Include domestic and global investment options, tax-free income opportunities, and access to areas of specialization such as high yieldCapitalize on GSAM’s industry renowned credit research capabilitiesUse a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income1

P O R T F O L I O R E S U LT S Global Income FundDear Shareholder,This report provides an overview on the performance of the Goldman Sachs Global Income Fund during the one-yearreporting period that ended October 31, 2004.Performance ReviewOver the one-year period that ended October 31, 2004, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 4.01%, 3.47%, 3.40%, 4.66%, and 4.13%, respectively. These returns compare to the 4.85% cumulative total return of the Fund’s benchmark, the J.P. Morgan Global Government Bond Index (hedged), over the same time period.* The Fund posted positive returns during the fiscal year. However, due to fees and expenses associated with the managment of the Fund, it underperformed its unmanaged benchmark on a relative basis. Additional details about the contributors and detractors to performance are listed below.Investment ObjectiveThe Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.Portfolio CompositionAt the end of the reporting period, the Fund’s largest currency exposure was in the euro, followed by the Japanese yen and U.S. dollar. Portfolio Positioning Prior to April 2004, U.S. Treasury yields drifted lower, reflecting concerns over the strength of the economic recovery given the absence of any significant improvement in the labor market. However, this changed in April following a very strong March 2004 non-farm payrolls number and significant upward revisions to January and February 2004’s new job estimates. Another factor contributing to the Treasury sell-off was Federal Reserve Board (“the Fed”) Chairman Alan Greenspan’s testimony to the Senate in late April. At that time, Mr. Greenspan highlighted diminishing deflation risks. During the month of April, 10-year Treasury yields rose to their highest levels in eight months. Elsewhere, European bonds outperformed other major markets due to sluggish growth, while Japanese bonds underperformed as a result of stronger-than-expected economic data over the majority of the period.The Fund’s overall duration positioning was slightly positive for performance over the period as a whole. Our duration strategy is used to adjust the portfolio’s sensitivity to the overall level of interest rates. All else being equal, if the portfolio’s duration is shortened relative to the benchmark, the expectation would be for out-performance to occur in a rising yield*Unlike the Fund’s total return, the Index’s performance does not reflect any deduction for fees or expenses.2

P O R T F O L I O R E S U LT Senvironment. Gains were made through a short duration Japan position held over the entire period and from a short U.S. duration position held throughout most of April 2004. Offsetting these trades were intermittent short U.S. duration positions initiated in February and March 2004, which were negatively affected by the fall in yields over that period. Our country strategy added to performance over the period. This strategy seeks to add performance by holding overweight positions in markets that we believe will outperform and underweight positions in markets that we believe will underperform. In terms of relative country positions, underweight UK/long Europe trades in securities with 10-year and 30-year maturities added substantially to performance, especially during the first quarter of 2004. This was due to better than expected economic activity and interest rate hikes in the UK. At the same time, relatively weaker Euroland economies resulted in a widening of spreads between these regions. We also held an underweight U.S./long Europe position in the later part of the period which performed well as spreads narrowed on the poor European data and the expectation of further monetary tightening in the U.S.An allocation to corporate bonds also enhanced results, particularly in the fourth quarter of 2003. For much of the reporting period, spreads continued to move tighter on the back of improving corporate and economic fundamentals, with higher risk bonds outperforming. The Fund’s bias towards issues with relatively lower credit ratings resulted in additional gains. Following the corporate credit market’s strong performance in 2003, we tactically trimmed the portfolio’s exposure over the first quarter of 2004. This strategy protected the portfolio in April 2004 as credit spreads widened due to heightened risk aversion.The Fund’s currency strategy generated mixed results over the period. While the Fund’s currency positioning aided returns in the first three months of the reporting period, it subsequently detracted from results. This occurred as fears surrounding a sharp economic slowdown in China and speculation surrounding the pace of tightening by the Fed caused the currency markets to trade in a relatively narrow range. As a result, we reduced the levels of currency risk in April 2004 and maintained these levels throughout the end of September. Fund performance was subsequently hurt by the large sell off seen in emerging market currencies and the appreciation of U.S. dollar versus Asian currencies in particular.We thank you for your investment and look forward to your continued confidence.Goldman Sachs Global Fixed Income Investment Management TeamNovember 12, 20043

F U N D B A S I C SGlobal Income Fundas of October 31, 2004P E R F O R M A N C E R E V I E W November 1, 2003–Fund Total ReturnJPM Global Govt.30-Day October 31, 2004(based on NAV)1Bond Index2Standardized Yield3 Assets Under Management Class A4.01%4.85%2.16% Class B3.474.851.52 $326.0 MillionClass C 3.404.851.52 Institutional 4.664.852.66 Service 4.134.852.171The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding.The Fund’s performance assumes the reinvestment of dividends and other distributions.The Fund’s N A S D A Q S Y M B O L S performance does not reflect the deduction of any applicable sales charges.2The J.P.Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any deduction for fees, expenses or taxes.Class A Shares 3The 30-Day Standardized Yield of the class of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the class of the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the class of the Fund on the last day of the period.This number is then annualized.ThisGSGIX yield does not necessarily reflect income actually earned and distributed by the class of the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.Class B SharesS T A N D A R D I Z E D T O T A L R E T U R N S 4For the period ended 9/30/04Class AClass BClass CInstitutionalServiceGSLBXOne Year-2.10%-3.14%0.94%3.13%2.61% Five Years4.094.094.515.715.19 Class C SharesTen Years6.52N/AN/AN/A7.115 Since Inception6.205.514.827.176.655 (8/2/91)(5/1/96) (8/15/97) (8/1/95)(8/2/91) GSLCX4The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end.They assume reinvestment of all distributions at NAV.These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years), and the assumed Institutional Sharescontingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.5 Performance data for Service Shares prior to 3/12/97 (commencement of operations) is that of Class A Shares (excluding the impact GSGLXof front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges).Performance of Class A Shares in the Fund reflects the expenses applicable to the Fund’s Class A Shares.The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.Total return figures in the above tables represent past performance and do not indicate future results, which will vary. Service SharesThe investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above tables. Please visit www.gs.com to obtain the most recent month-end returns.Performance reflects GGISXexpense limitations in effect.In their absence, performance would be reduced.Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.C U R R E N C Y A L L O C AT I O N A S O F 1 0 / 3 1 / 0 4 6Currency% of Portfolio Investments Currency% of Portfolio InvestmentsEuro39.8%Australian Dollar 1.5% Japanese Yen22.0South African Rand1.3 U.S. Dollar21.6Danish Kroner1.2 Canadian Dollar3.9Deutsche Mark1.0 Pound Sterling3.7Polish Zloty1.0 Mexican Peso2.3Swedish Krona0.66Figures represent a percentage of long-term market value and, due to rounding, may not sum to 100%.The Fund is actively4 managed and, as such, its composition may differ over time.

P O R T F O L I O R E S U LT S High Yield FundDear Shareholder:This report provides an overview on the performance of the Goldman Sachs High Yield Fund during the one-yearreporting period that ended October 31, 2004.Performance Review Over the one-year period that ended October 31, 2004, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 12.94%, 12.09%, 12.10%, 13.23%, and 12.81%, respectively. These returns compare to the 12.32% cumulative total return of the Fund’s benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index, over the same time period.* The outperformance of the Fund’s Class A, Institutional, and Service shares versus its benchmark was, in part, due to its underweight in BB rated securities. In addition, the Fund benefited from an overweight in Chemicals and selective positioning in the Wireline and Utility industries. This was partially offset by an overweight to the Cable sector and Triton PCS, which detracted from results. Class B and C Shares were impacted by the same strategies. However, they did not outperform the benchmark due to higher expenses.Investment ObjectiveThe Fund seeks a high level of current income and may also consider the potential for capital appreciation.High Yield Market The high yield market rallied sharply over the fiscal year as market technicals were positive throughout the period. Strong demand outstripped supply and companies improved their balance sheets by retiring more expensive debt and replacing it with lower-cost securities. The refinancing cycle has been the main driver of supply in the new issue market, with an increasing percentage of transactions coming out of Europe. Earnings results for the past year have been strong across most industries and positive corporate events within the high yield market have helped to keep spread levels tight. Merger and acquisition activity has been a significant contributor to performance in the healthcare, chemical, and gaming sectors. For example, Hudson RCI was bought by Teleflex, Lubrizol completed its acquisition of specialty chemical producer Noveon, and Harrah’s made a bid for Caesars. Companies have started to take advantage of rising corporate valuations with equity offerings and initial public offerings (IPOs). Yellow pages publisher, Dex Media, which was downgraded earlier in the year, announced a $1.5 billion IPO, which we believe strengthened its overall balance sheet. These positive corporate events were partially offset by Lockheed’s failed acquisition of Titan.*Unlike the Fund’s total return, the Index’s performance does not reflect any deduction for fees or expenses.5

P O R T F O L I O R E S U LT SThe Utility sector has strengthened recently on the back of a very volatile year as the issues surrounding El Paso were lifted and its management reiterated their year-end debt targets. Announced asset sales by Calpine and Edison International caused the market to reappraise valuations and brought further support to the broader sector. In contrast, the Telecom and Cable sectors have come under pressure with concerns about increased competition weighing on prices. Triton PCS was particularly weak, as the company announced an unfavorable restructuring to its affiliate agreement with AT&T Wireless. On the back of this news and weak operating results, Triton bonds were downgraded to CCC. Portfolio Composition Our portfolio construction strategy continued to be driven by credit fundamentals. The Fund performance was enhanced due to an underweight in the interest rate sensitive BB rated segment. The Fund’s holdings in the Chemical and Utility sectors also contributed to performance, while overweight positions in the Cable and Wireless telecom segments detracted from results. We continue to be very selective when making new purchases. Over the fiscal year, the Fund established new positions in Graham Packaging Co. and Jean Coutu Group PJC, Inc. At the end of the Fund’s fiscal year, its largest industry weights were in chemicals, followed by media/cable and building materials. Portfolio Highlights Graham Packaging Co. — Graham Packaging is a manufacturer of plastic containers. The CCC rated company has financed its recent strategic acquisition of Owens Illinois’ plastic business.Huntsman — Huntsman is a leading manufacturer of specialty and commodity chemicals. In September 2004, the company announced plans to do an IPO and use the proceeds to reduce leverage.Jean Coutu Group PJC, Inc. — Jean Coutu is a major North American drugstore. The company recently doubled its number of units with the acquisition of Eckerd Drugs and is eliminating redundant expenses. We thank you for your investment and look forward to your continued confidence.Goldman Sachs High Yield Investment Management TeamNovember 12, 20046

F U N D B A S I C SHigh Yield Fundas of October 31, 2004P E R F O R M A N C E R E V I E WLehman BrothersNovember 1, 2003–Fund Total Return U.S. Corporate HighStandardized Assets Under ManagementOctober 31, 2004(based on NAV)1Yield Bond Index230-Day Yield3Class A12.94%12.32%6.52% $2.1 BillionClass B12.0912.326.08 Class C 12.1012.326.08 Institutional 13.2312.327.23 Service12.8112.326.741The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding.The Fund’s performance assumes the reinvestment of dividends and other distributions.The Fund’sN A S D A Q S Y M B O L S performance does not reflect the deduction of any applicablsales charges.2 The Lehman Brothers U.S.Corporate High Yield Bond Index is a total return performance benchmark for fixed income securities Class A Shareshaving a maximum quality rating of Ba1 (as determined by Moody’s Investors Service), a minimum amount outstanding of $100 million and at least one year to maturity.The Index is unmanaged and does not reflect any deduction for fees, expenses or taxes.3 The Standardized 30-Day Yield of the class of the Fund is calculated by dividing the net investment income per share (as defined by GSHAXsecurities industry regulations) earned by the class of the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the class of the Fund on the last day of the period.This number is then annualized.This yield does not necessarily reflect income actually earned and distributed by the class of the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.Class B SharesS T A N D A R D I Z E D T O T A L R E T U R N S 4GSHBXFor the period ended 9/30/04Class AClass BClass CInstitutionalServiceOne Year8.17%7.13%11.32%13.67%13.26% Class C SharesFive Years6.266.046.477.667.13 Since Inception5.565.475.516.656.13 (8/1/97)(8/1/97) (8/15/97) (8/1/97)(8/1/97) GSHCX4The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end.They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed Institutional Sharescontingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.Total return figures in the above tables represent past performance and do not indicate future results, which will vary. GSHIXThe investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above tables. Please visit www.gs.com to obtain the most recent month-end returns.Performance reflects expense limitations in effect.In their absence, performance would be reduced.Returns do not reflect the deduction of taxes that a Service Sharesshareholder would pay on Fund distributions or the redemption of Fund shares.GSHSXT O P 1 0 H O L D I N G S A S O F 1 0 / 3 1 / 0 4 5CompanyLine of Business% of Net AssetsEl Paso Corp.Pipelines3.4% Huntsman Co.Chemicals1.5 Dex Media, Inc.Publishing1.4 Charter Communications, Inc.Media–Cable1.3 FIMEP/Legrand S.A.Building Materials1.2 Graham Packaging Co., Inc.Packaging1.2 TRW Automotive, Inc.Automotive Parts1.1 Jefferson Smurfit Corp.Paper1.1 Adelphia Communications Corp.Media–Cable1.0 Qwest Communications Int’l, Inc.Telecommunications1.05T he Fund is actively managed and, as such, its composition may differ over time.7

F U N D B A S I C SS E C T O R A L L O C AT I O N A S O F 1 0 / 3 1 / 0 4 †Sector% of Portfolio Investments Sector% of Portfolio InvestmentsChemicals 8.9% Retailers 2.1% Media-Cable6.0Consumer Cyclicals2.0 Building Materials5.3Telecommunications1.6 Publishing5.2Metals1.3 Consumer Products5.0Emerging Markets1.2 Electric5.0Entertainment1.1 Automotive Parts4.9Lodging1.1 Healthcare4.7Media–Non Cable0.9 Packaging4.6Environmental0.7 Pipelines4.3Textiles0.7 Technology4.0Media–Broadcast Towers0.6 Food3.9Defense0.4 Telecommunications–Cellular 3.9Finance0.4 Conglomerates3.8Real Estate0.4 Gaming3.7Airlines0.2 Capital Goods3.5Media0.2 Paper3.5Transportation0.2 Aerospace2.3Home Consultation0.1 Energy2.2Media–Broadcasting & Radio 0.1†Figures represent a percentage of long-term market value and, due to rounding, may not sum to 100%.The Fund is actively managed and, as such, its composition may differ over time.8

P O R T F O L I O R E S U LT S Emerging Markets Debt Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Emerging Markets Debt Fund during the one-year reporting period that ended October 31, 2004. Performance Review Over the one-year period that ended October 31, 2004, the Fund’s Class A and Institutional Shares generated cumulative total returns, without sales charges, of 15.78% and 16.22%, respectively. These returns compare to the 12.48% cumulative total return of the Fund’s benchmark, the JP Morgan EMBI Global Diversified Index, over the same time period.* The Fund outperformed its benchmark over the reporting period. The Fund’s overweight exposure to Latin America at various times during the fiscal year contributed substantially to returns, as Latin American debt outperformed other emerging market regions. During the past year, spreads in emerging markets overall tightened 55 basis points and no region or countries contained in the benchmark experienced negative returns. Investment Objective The Fund seeks a high level of total return consisting of income and capital appreciation. Portfolio Composition At the end of the reporting period, we moved back to holding a relatively neutral position in Latin American emerging markets debt relative to the benchmark. The Fund, however, remains well diversified across 24 countries and across all emerging markets regions. We continue to see a favorable external environment and widespread fundamental developments in key credits. Additionally, we anticipate supply to be limited for the remainder of 2004, based on limited financing needs of emerging market countries. We believe strong demand could also contribute to improved technicals in the fourth quarter of 2004. Furthermore, we believe high oil prices should continue to bolster oil exporting countries, which comprise over 40% of the emerging market debt index. Despite these favorable factors, however, we believe valuations remain less compelling and argue for a slight reduction in emerging market debt risk. At the end of the reporting period, the portfolio’s largest country allocations were in Brazil, Russia, and Turkey. *Unlike the Fund’s total return, the Index’s performance does not reflect any deduction for fees or expenses. 9

P O R T F O L I O R E S U LT SPortfolio Highlights Over the past year, emerging markets have performed well, driven by a strong global economic recovery combined with positive country-specific events, particularly in Latin America. Asian emerging markets underperformed other emerging markets, as tight valuations held back their performance and the Philippines underperformed due to fiscal problems. Despite these worries, Asian emerging markets returned 7.38%.The Fund’s overweight position in Latin American debt was a primary contributor to excess returns versus the benchmark over the last twelve months. Specifically, the Fund’s overweight exposures to Venezuela, Ecuador, Brazil, and Argentina at various times over the past year were the top contributors to excess return. Conversely, underweight allocations to Mexico and Malaysia detracted from performance.We thank you for your investment and look forward to your continued confidence. Goldman Sachs Global Fixed Income Investment Management TeamNovember 12, 200410

F U N D B A S I C SEmerging Markets Debt Fundas of October 31, 2004P E R F O R M A N C E R E V I E WNovember 1, 2003–Fund Total Return JPM EMBI Global30-Day October 31, 2004(based on NAV)1Diversified Index2Standardized Yield3 Assets Under ManagementClass A15.78%12.48%5.13% Institutional 16.2212.485.79 $25.8 Million1The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding.The Fund’s performance assumes the reinvestment of dividends and other distributions.The Fund’s performance does not reflect the deduction of any applicable sales charges.2The J.P.Morgan EMBI Global Diversified Index is an unmanaged index of debt instruments of 31 Emerging Countries.The Index figures do not reflect any deduction for fees, expenses or taxes.3The 30-Day Standardized Yield of the class of the Fund is calculated by dividing the net investment income per share (as defined byN A S D A Q S Y M B O L S securities industry regulations) earned by the class of the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the class of the Fund on the last day of the period.This number is then annualized.This yield does not necessarily reflect income actually earned and distributed by the class of the Fund and, therefore, may not beClass A Shares correlated with the dividends or other distributions paid to shareholders.GSDAXS T A N D A R D I Z E D T O T A L R E T U R N S 4For the period ended 9/30/04Class AInstitutionalInstitutional SharesOne Year9.40%15.10% Since Inception11.1916.50 GSDIX(8/29/03)4The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end.They assume reinvestment of all distributions at NAV.These returns reflect a maximum initial sales charge of 4.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. Total return figures in the above tables represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above tables. Please visit www.gs.com to obtain the most recent month-end returns.Performance reflects expense limitations in effect.In their absence, performance would be reduced.Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.C O U N T R Y A L L O C AT I O N A S O F 1 0 / 3 1 / 0 4 †Country% of Portfolio Investments Country% of Portfolio InvestmentsBrazil13.4%Malaysia3.4% Russia13.4Panama3.2 Turkey7.6Bulgaria2.2 Argentina7.2Nigeria2.1 Venezuela7.1Uruguay1.9 Mexico7.0Indonesia1.8 Peru5.2El Salvador1.4 Colombia4.2Guatemala0.9 Ecuador4.1Kazakhstan0.9 Philippines4.1Dominican Republic0.8 Ukraine3.7Ivory Coast0.7 South Africa3.7Croatia0.2†Figures represent a percentage of long-term market value and, due to rounding, may not sum to 100%.The Fund is actively managed and, as such, its composition may differ over time.11

 GOLDMAN SACHS GLOBAL INCOME FUND

Performance Summary

October 31, 2004

The following graph shows the value, as of October 31, 2004, of a $10,000 investment made on September 1, 1991 in Class A shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Global Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan Global Government Bond Index hedged to U.S. Dollars (the “JP Morgan GGB Index — $ Hedged”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of Class B, Class C, Institutional and Service shares will vary from Class A shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Global Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested September 1, 1991 to October 31, 2004.(a)

Average Annual Total Return through October 31, 2004	Since Inception	Ten Years	Five Years	One Year

Class A (commenced August 2, 1991)
Excluding sales charges	6.59%	7.09%	5.19%	4.01%
Including sales charges	6.22%	6.61%	4.23%	-0.68%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	5.55%	n/a	4.67%	3.47%
Including contingent deferred sales charges	5.55%	n/a	4.25%	-1.70%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	4.85%	n/a	4.66%	3.40%
Including contingent deferred sales charges	4.85%	n/a	4.66%	2.37%

Institutional Class (commenced August 1, 1995)	7.20%	n/a	5.86%	4.66%

Service Class (commenced March 12, 1997)	5.65%	n/a	5.34%	4.13%

(a)	For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.

GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments

October 31, 2004

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Foreign Sovereign Debt Obligations – 68.1%

Australian Dollar – 1.5%
Government of Australia
AUD 6,340,000	7.50%	07/15/2005	$4,811,727

Canadian Dollar – 3.9%
Government of Canada
CAD 3,600,000	6.00%	06/01/2008	$3,181,175
1,150,000	5.25	06/01/2013	998,709
7,030,000	5.00	06/01/2014	5,991,314
2,600,000	5.75	06/01/2029	2,364,992

			$12,536,190

Danish Krone – 1.2%
Kingdom of Denmark
DKK20,000,000	6.00%	11/15/2009	$3,855,750

Euro Currency – 32.2%
Federal Republic of Germany
EUR16,100,000	5.25%	01/04/2008	$22,061,296
2,740,000	3.00	04/11/2008	3,512,124
15,000,000	4.50	01/04/2013	20,165,099
1,900,000	3.75	07/04/2013	2,410,924
6,000,000	5.50	01/04/2031	8,756,466
Government of France
2,711,037	3.00	07/25/2009	3,779,168
1,000,000	5.50	04/25/2010	1,415,095
10,000,000	5.00	04/25/2012	13,876,398
400,000	8.50	10/25/2019	752,253
1,500,000	8.50	04/25/2023	2,916,372
700,000	5.50	04/25/2029	1,020,026
Kingdom of Spain
3,000,000	6.00	01/31/2008	4,197,768
1,200,000	4.20	07/30/2013	1,575,161
Kingdom of The Netherlands
2,850,000	3.75	07/15/2009	3,729,215
1,800,000	4.25	07/15/2013	2,368,650
Republic of Italy
2,000,000	5.25	08/01/2017	2,816,088
3,500,000	6.50	11/01/2027	5,634,632
2,700,000	6.00	05/01/2031	4,121,842

			$105,108,577

Great Britain Pound – 3.3%
United Kingdom Treasury
GBP 2,000,000	8.50%	07/16/2007	$4,032,021
1,200,000	7.25	12/07/2007	2,367,294
40,000	8.00	09/27/2013	90,597
480,000	5.00	09/07/2014	898,660
1,300,000	8.75	08/25/2017	3,294,215
1	4.25	06/07/2032	2

			$10,682,789

Japanese Yen – 19.6%
Government of Japan
JPY35,000,000	0.50%	06/20/2006	$332,404
2,100,000,000	0.90	12/22/2008	20,163,744
1,105,000,000	1.30	06/20/2012	10,535,511
1,290,000,000	1.80	06/20/2014	12,546,862
950,000,000	1.60	09/20/2014	9,054,471
30,000,000	1.50	03/20/2019	272,538
690,000,000	1.90	03/20/2024	6,314,210
Japan Development Bank
500,000,000	1.60	06/20/2014	4,737,007

			$63,956,747

Mexican Peso – 2.2%
United Mexican States
MXN93,000,000	8.00%	12/19/2013	$7,289,600

Polish Zloty – 1.0%
Republic of Poland
PLN11,400,000	6.00%	05/24/2009	$3,223,460

South African Rand – 1.2%
Republic of South Africa
ZAR20,500,000	13.00%	08/31/2010	$4,009,309

Swedish Krona – 0.6%
Kingdom of Sweden
SEK11,000,000	6.75%	05/05/2014	$1,853,039

United States Dollar – 1.4%
Republic of Italy
USD 2,600,000	4.38%	10/25/2006	$2,671,939
Russian Federation #
1,100,000	5.00	03/31/2030	1,101,375
United Mexican States
800,000	7.50	04/08/2033	852,800

			$4,626,114

TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
(Cost $205,428,928)			$221,953,302

Corporate Bonds – 18.6%

Banks – 5.7%
Banca Popolare di Bergamo Capital Trust #±
EUR 1,090,000	8.36%	02/15/2011	$1,679,249
Bank of America Corp.
USD 200,000	6.38	05/15/2005	204,191
200,000	7.88	05/16/2005	205,853
150,000	7.25	10/15/2025	177,361
BCI US Funding Trust II #±
EUR 870,000	3.75	07/15/2008	1,131,257

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments (continued)
October 31, 2004

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Corporate Bonds – (continued)

Banks – (continued)
Citicorp
USD 100,000	7.20%	06/15/2007	$109,999
DEM 4,500,000	6.25	09/19/2009	3,258,686
Citigroup, Inc.
USD 1,250,000	6.75	12/01/2005	1,306,109
Credit Suisse First Boston London #±†
1,330,000	7.90	05/01/2007	1,466,612
EGG Banking PLC
GBP 530,000	6.88	12/29/2021	1,026,507
HBOS PLC #±
EUR 1,220,000	6.05	11/23/2011	1,730,533
Merita Bank Ltd.
USD 1,010,000	6.50	04/01/2009	1,119,000
MIZUHO Financial Group (Cayman) †
1,170,000	5.79	04/15/2014	1,217,442
National Westminster Bank PLC #
370,000	7.75	04/29/2049	411,329
Santander Financial Issuances
1,100,000	7.88	04/15/2005	1,127,339
Washington Mutual Finance Corp.
2,020,000	8.25	06/15/2005	2,092,189
Wells Fargo Bank NA #
230,000	7.80	06/15/2010	237,127

			$18,500,783

Capital Goods – 0.9%
Bombardier, Inc. †
USD 250,000	6.30%	05/01/2014	$224,245
360,000	7.45	05/01/2034	315,531
Tyco International Group SA
EUR 1,870,000	6.13	04/04/2007	2,553,607

			$3,093,383

Consumer Cyclicals – 0.2%
General Motors Acceptance Corp.
EUR 450,000	7.00%	11/15/2005	$594,431

Consumer Noncyclical – 1.4%
British American Tobacco Holdings BV #
EUR 1,040,000	3.04%	07/21/2005	$1,332,049
Gallaher Group PLC
1,160,000	4.88	01/28/2005	1,486,632
Imperial Tobacco Finance PLC
250,000	6.25	06/06/2007	343,135
Imperial Tobacco Overseas BV
USD 1,410,000	7.13	04/01/2009	1,562,618

			$4,724,434

Electric – 1.6%
CenterPoint Energy Resources Corp.
USD 1,180,000	7.88%	04/01/2013	$1,410,637
FirstEnergy Corp.
170,000	5.50	11/15/2006	176,890
750,000	7.38	11/15/2031	854,557
NGG Finance PLC
EUR 1,520,000	5.25	08/23/2006	2,021,445
Western Power Distribution Holding †
USD 680,000	6.75	12/15/2004	682,285

			$5,145,814

Financial Companies – 2.2%
Household Finance Corp.
EUR 940,000	6.25%	09/21/2005	$1,237,910
KFW International Finance, Inc.
JPY600,000,000	2.05	09/21/2009	6,053,028

			$7,290,938

Insurance – 1.3%
ACE INA Holdings, Inc.
USD 390,000	5.88%	06/15/2014	$407,380
CNA Financial Corp.
430,000	6.50	04/15/2005	436,398
420,000	6.60	12/15/2008	451,872
Endurance Specialty Holdings Ltd.
480,000	7.00	07/15/2034	488,329
Prudential Insurance Co. of America
1,900,000	6.38	07/23/2006	2,003,630
SL Finance PLC #
EUR 290,000	6.38	07/12/2022	412,280

			$4,199,889

Natural Gas – 0.1%
Enterprise Products Operating LP †
USD 210,000	4.63%	10/15/2009	$212,164

REIT – 0.5%
EOP Operating LP
USD 1,730,000	6.63%	02/15/2005	$1,750,099

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Corporate Bonds – (continued)

Telecommunications – 4.7%
AT&T Corp. #
EUR 770,000	6.00%	11/21/2006	$1,063,668
Bell Atlantic New Jersey, Inc.
USD 65,000	8.00	06/01/2022	77,845
British Telecommunications PLC #
EUR 650,000	7.13	02/15/2011	972,742
Clear Channel Communications, Inc.
USD 900,000	8.00	11/01/2008	1,019,160
Comcast Cable Communications
1,900,000	8.38	05/01/2007	2,125,091
Comcast Cable Communications Holdings, Inc.
360,000	9.46	11/15/2022	492,378
Deutsche Telekom International Finance BV #
230,000	8.25	06/15/2030	303,254
360,000	9.25	06/01/2032	514,536
France Telecom SA
EUR 770,000	7.00	12/23/2009	1,128,639
390,000	8.13	01/28/2033	670,884
Olivetti Finance NV
2,270,000	6.13	07/30/2009	3,207,607
Sprint Capital Corp.
USD 1,260,000	4.78	08/17/2006	1,295,270
Telefonos de Mexico SA de CV (Telmex) †
860,000	4.50	11/19/2008	869,417
Verizon Global Funding Corp.
1,380,000	6.13	06/15/2007	1,479,169

			$15,219,660

TOTAL CORPORATE BONDS
(Cost $56,104,223)			$60,731,595

Mortgage-Backed Obligations – 1.1%

Home Equity – 1.1%
Sequoia Mortgage Trust Series 2004-10, Class A3A #
USD 3,760,000	2.57%	11/20/2034	$3,760,000

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $3,760,000)			$3,760,000

U.S. Treasury Obligations – 9.7%

United States Treasury Principal-Only Stripped Securities•
USD 1,520,000	0.00%	11/15/2009	$1,276,861
1,000,000	0.00	11/15/2022	404,290
2,070,000	0.00	11/15/2024	750,437
2,400,000	0.00	08/15/2025	835,992
1,500,000	0.00	08/15/2026	494,505
United States Treasury Bonds
4,650,000	8.88	08/15/2017	6,683,259
700,000	8.13	08/15/2019	966,945
United States Treasury Notes
15,130,000	2.63	05/15/2008	14,961,452
3,000,000	6.50	02/15/2010	3,451,758
1,700,000	3.88	02/15/2013	1,700,697

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $30,543,838)			$31,526,196

Contracts*	Exercise	Expiration
	Rate	Date	Value
Options Purchased – 0.1%

Cross Currency Option Call EUR 6,424,200 Put USD 4,980,000	1.29	11/10/2004	$20,252
Cross Currency Option Call EUR 6,200,100 Put USD 4,980,000	1.245	11/10/2004	149,475
Cross Currency Option Call MXN 26,343,500 Put USD 2,350,000	11.21	01/19/2005	7,179

TOTAL OPTIONS PURCHASED
(Cost $112,729)			$176,906

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Short-Term Obligations – 0.4%

State Street Bank & Trust Euro – Time Deposit
USD 1,384,000	1.69%	11/01/2004	$1,384,000

TOTAL SHORT-TERM OBLIGATIONS
(Cost $1,384,000)			$1,384,000

TOTAL INVESTMENTS – 98.0%
(Cost $297,333,718)			$319,531,999

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments (continued)
October 31, 2004

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	The principal amount of each security or contract is stated in the currency in which the bond/option is denominated. See below.

AUD	=	Australian Dollar
CAD	=	Canadian Dollar
DKK	=	Danish Krone
DEM	=	German Mark
EUR	=	Euro Currency
GBP	=	Great Britain Pound
JPY	=	Japanese Yen
MXN	=	Mexican Peso
PLN	=	Polish Zloty
SEK	=	Swedish Krona
USD	=	United States Dollar
ZAR	=	South African Rand

†	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Total market value of Rule 144A securities amounted to $4,987,696, which represents approximately 1.5% of net assets as of October 31, 2004.

#	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2004.

±	Perpetual Maturity. Maturity date presented represents the next call date.

•	Security issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

WRITTEN OPTIONS — At October 31, 2004, the Fund had the following written options activity:

	Number of
	Contracts	Value

Contracts Outstanding October 31, 2003	—	$—

Contracts written	8,426	48,363
Contracts expired	(3,446)	(21,495)

Contracts Outstanding October 31, 2004	4,980	$26,868

At October 31, 2004, written options were open as follows:

	Exercise	Expiration
Contracts	Rate	Date	Value

Cross Currency Option Call EUR 6,424,200 Put USD 4,980,000	1.29	11/10/2004	$(20,252)

TOTAL (Premium received $26,868)			$(20,252)

EUR — Euro Currency

USD — United States Dollar

FUTURES CONTRACTS — At October 31, 2004, futures contracts were open as follows:

	Number of Contracts			Unrealized
Type	Long (Short)	Settlement Month	Market Value	Gain (Loss)

Eurodollar	326	March 2005	$79,438,050	$232,438
Eurodollar	(326)	March 2006	(78,843,100)	(652,163)
Euro-Bobl	3	December 2004	428,668	6,602
Euro-Bund	46	December 2004	6,842,662	(18,139)
Euro-Schatz	142	December 2004	19,192,054	107,476
10 Year Australian Bonds	(46)	December 2004	(25,510,704)	(14,245)
10 Year Japanese Bonds	(9)	December 2004	(11,708,726)	(13,561)
2 Year U.S. Treasury Notes	(49)	December 2004	(10,376,516)	(15,312)
5 Year U.S. Treasury Notes	(20)	December 2004	(2,227,500)	(625)
10 Year U.S. Treasury Notes	(198)	December 2004	(22,485,375)	(241,516)
30 Year U.S. Treasury Bonds	56	December 2004	6,375,250	23,734

			$(38,875,237)	$(585,311)

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments (continued)

October 31, 2004

ADDITIONAL INVESTMENT INFORMATION (continued)

FOREIGN CURRENCY CONTRACTS — At October 31, 2004, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

			Unrealized
Open Forward Foreign Currency	Value on
Purchase Contracts	Settlement Date	Current Value	Gain	Loss

Australian Dollar
expiring 12/15/2004	$3,042,000	$3,254,551	$212,551	$—
Canadian Dollar
expiring 12/15/2004	9,140,000	9,553,572	413,572	—
Chilean Peso
expiring 12/3/2004	816,000	817,250	1,250	—
expiring 12/6/2004	404,465	399,850	—	4,615
expiring 12/10/2004	370,000	373,076	3,076	—
Euro
expiring 11/12/2004	2,468,494	2,514,446	45,952	—
expiring 11/12/2004	2,556,704	2,546,700	—	10,004
expiring 11/30/2004	7,114,412	7,109,838	—	4,574
expiring 12/15/2004	19,077,597	19,658,692	581,095	—
expiring 12/15/2004	1,020,811	1,019,748	—	1,063
Great Britain Pound
expiring 11/19/2004	4,783,122	4,929,252	146,130	—
expiring 12/15/2004	15,813,840	16,276,491	462,651	—
Hungarian Forint
expiring 12/15/2004	682,920	698,200	15,280	—
Israeli Shekel
expiring 12/15/2004	566,249	574,746	8,497	—
Japanese Yen
expiring 12/15/2004	17,711,411	18,253,072	541,661	—
expiring 12/15/2004	408,036	407,440	—	596
Mexican Peso
expiring 12/15/2004	3,525,070	3,478,022	—	47,048
expiring 12/15/2004	1,058,943	1,069,778	10,835	—
Norwegian Krone
expiring 12/15/2004	6,111,343	6,514,755	403,412	—
Polish Zloty
expiring 12/15/2004	1,950,313	2,104,451	154,138	—
Russian Ruble
expiring 11/10/2004	591,886	606,126	14,240	—
expiring 11/15/2004	226,640	232,085	5,445	—
expiring 11/18/2004	302,171	309,549	7,378	—
expiring 11/26/2004	329,236	337,771	8,535	—
expiring 12/10/2004	295,943	304,504	8,561	—
expiring 12/14/2004	421,592	432,982	11,390	—
expiring 12/15/2004	452,758	457,528	4,770	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

			Unrealized
Open Forward Foreign Currency	Value on
Purchase Contracts	Settlement Date	Current Value	Gain	Loss

Russian Ruble (continued)
expiring 12/17/2004	$771,242	$779,410	$8,168	$—
expiring 1/12/2005	622,405	630,525	8,120	—
expiring 1/13/2005	737,064	747,196	10,132	—
expiring 1/19/2005	167,531	169,845	2,314	—
expiring 2/10/2005	295,943	306,938	10,995	—
expiring 2/14/2005	569,157	577,554	8,397	—
Singapore Dollar
expiring 12/15/2004	19,259,564	19,579,107	319,543	—
South African Rand
expiring 12/15/2004	741,000	769,460	28,460	—
South Korean Won
expiring 11/8/2004	1,059,388	1,077,667	18,279	—
expiring 11/16/2004	452,000	463,104	11,104	—
expiring 11/19/2004	814,166	835,318	21,152	—
expiring 11/30/2004	408,750	411,700	2,950	—
expiring 12/1/2004	392,000	393,483	1,483	—
expiring 1/31/2005	408,750	411,656	2,906	—
Swedish Krona
expiring 12/15/2004	9,135,000	9,482,564	347,564	—
Swiss Franc
expiring 12/15/2004	5,392,245	5,665,332	273,087	—
Taiwan Dollar
expiring 11/4/2004	810,885	824,641	13,756	—
expiring 11/16/2004	1,061,568	1,074,034	12,466	—
expiring 12/6/2004	816,524	828,173	11,649	—
expiring 1/25/2005	816,864	824,666	7,802	—
expiring 1/31/2005	817,000	819,992	2,992	—
expiring 2/1/2005	816,864	824,702	7,838	—
Thailand Baht
expiring 11/8/2004	406,000	411,234	5,234	—
expiring 1/20/2005	408,397	407,120	—	1,277
expiring 2/1/2005	816,795	814,817	—	1,978
Yuan Renminbi
expiring 4/19/2005	688,955	674,468	—	14,487

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS	$149,928,013	$154,039,181	$4,196,810	$85,642

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments (continued)
October 31, 2004

ADDITIONAL INVESTMENT INFORMATION (continued)

			Unrealized
Open Forward Foreign Currency	Value on
Sale Contracts	Settlement Date	Current Value	Gain	Loss

Australian Dollar
expiring 11/29/2004	$4,688,661	$4,884,492	$—	$195,831
expiring 12/15/2004	3,034,000	3,297,026	—	263,026
Canadian Dollar
expiring 12/15/2004	21,716,077	22,910,515	—	1,194,438
Chilean Peso
expiring 12/6/2004	407,000	409,494	—	2,494
Danish Krone
expiring 11/30/2004	3,905,126	4,061,298	—	156,172
Euro
expiring 11/1/2004	793,348	793,326	22	—
expiring 11/12/2004	2,557,059	2,546,827	10,232	—
expiring 11/12/2004	2,465,200	2,514,447	—	49,247
expiring 11/30/2004	141,452,768	140,886,235	566,533	—
expiring 12/15/2004	11,082,640	11,519,335	—	436,695
Great Britain Pound
expiring 11/19/2004	16,406,296	16,866,201	—	459,905
expiring 12/15/2004	18,884,166	19,444,882	—	560,716
Israeli Shekel
expiring 12/15/2004	1,771,879	1,783,951	—	12,072
Japanese Yen
expiring 11/26/2004	68,975,760	69,322,834	—	347,074
expiring 12/15/2004	9,939,590	10,362,373	—	422,783
Mexican Peso
expiring 11/18/2004	7,508,212	7,393,487	114,725	—
expiring 12/15/2004	1,779,248	1,760,444	18,804	—
expiring 12/15/2004	1,742,606	1,748,731	—	6,125
Norwegian Krone
expiring 12/15/2004	3,034,000	3,237,798	—	203,798
Polish Zloty
expiring 12/15/2004	3,031,910	3,166,339	—	134,429
expiring 12/22/2004	3,270,297	3,289,823	—	19,526
Singapore Dollar
expiring 12/15/2004	9,694,003	9,891,276	—	197,273
South African Rand
expiring 12/15/2004	1,346,288	1,428,766	—	82,478
expiring 1/25/2005	3,944,326	4,034,374	—	90,048
South Korean Won
expiring 11/8/2004	746,913	767,870	—	20,957
expiring 11/16/2004	458,000	470,721	—	12,721
expiring 11/19/2004	1,800,699	1,863,541	—	62,842

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

			Unrealized
Open Forward Foreign Currency	Value on
Sale Contracts	Settlement Date	Current Value	Gain	Loss

Swedish Krona
expiring 12/10/2004	$1,523,447	$1,602,395	$—	$78,948
expiring 12/15/2004	3,060,431	3,227,561	—	167,130
Swiss Franc
expiring 12/15/2004	15,259,559	15,962,828	—	703,269
Taiwan Dollar
expiring 11/4/2004	815,000	831,874	—	16,874
Thailand Baht
expiring 11/8/2004	221,012	220,926	86	—
expiring 11/8/2004	188,521	190,308	—	1,787
Yuan Renminbi
expiring 4/19/2005	130,151	129,786	365	—
expiring 4/19/2005	543,697	544,681	—	984

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS	$368,177,890	$373,366,765	$710,767	$5,899,642

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments (continued)
October 31, 2004

ADDITIONAL INVESTMENT INFORMATION (continued)

			Unrealized
Open Forward Foreign Currency	Purchase	Sale
Cross Contracts (Purchase/Sale)	Current Value	Current Value	Gain	Loss

Australian Dollar/ Canadian Dollar
expiring 12/15/2004	$761,718	$791,308	$29,590	$—
expiring 12/15/2004	788,782	761,718	—	27,064
Australian Dollar/ New Zealand Dollar
expiring 12/15/2004	769,874	821,056	51,182	—
expiring 12/15/2004	806,165	769,874	—	36,291
Czech Koruna/ Euro Currency
expiring 12/15/2004	2,480,690	2,608,544	127,854	—
expiring 12/15/2004	2,595,472	2,480,690	—	114,782
Euro Currency/ Hungarian Forint
expiring 12/15/2004	1,378,227	1,438,811	60,584	—
expiring 12/15/2004	1,457,134	1,378,227	—	78,907
Euro Currency/ Japanese Yen
expiring 12/15/2004	6,568,730	6,819,565	250,835	—
expiring 12/15/2004	6,789,265	6,568,730	—	220,535
Euro Currency/ Polish Zloty
expiring 12/15/2004	2,135,219	2,201,981	66,762	—
expiring 12/15/2004	2,206,323	2,135,219	—	71,104
Euro Currency/ Swiss Franc
expiring 12/15/2004	3,092,545	3,242,799	150,254	—
expiring 12/15/2004	3,259,522	3,092,545	—	166,977
Hungarian Forint/ Euro Currency
expiring 12/15/2004	350,128	360,095	9,967	—
expiring 12/15/2004	355,637	350,128	—	5,509
Japanese Yen/ Euro Currency
expiring 12/15/2004	5,613,559	5,839,580	226,021	—
expiring 12/15/2004	5,887,414	5,613,559	—	273,855
Polish Zloty/ Euro Currency
expiring 12/15/2004	4,858,112	5,114,789	256,677	—
expiring 12/15/2004	5,006,985	4,858,112	—	148,873
Slovakian Koruna/ Euro Currency
expiring 12/15/2004	1,505,019	1,568,727	63,708	—
expiring 12/15/2004	1,560,980	1,505,019	—	55,961
Swiss Franc/ Euro Currency
expiring 12/15/2004	757,527	799,942	42,415	—
expiring 12/15/2004	794,129	757,527	—	36,602

TOTAL OPEN FORWARD FOREIGN CURRENCY CROSS CONTRACTS (PURCHASE/ SALE)	$61,779,156	$61,878,545	$1,335,849	$1,236,460

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Performance Summary

October 31, 2004

The following graph shows the value, as of October 31, 2004, of a $10,000 investment made on August 1, 1997 (commencement of operations) in Class A Shares (with the maximum sales charge of 4.5%) of the Goldman Sachs High Yield Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

High Yield Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested August 1, 1997 to October 31, 2004.

Average Annual Total Return through October 31, 2004	Since Inception	Five Years	One Year

Class A (commenced August 1, 1997)
Excluding sales charges	6.44%	7.62%	12.94%
Including sales charges	5.77%	6.63%	7.82%

Class B (commenced August 1, 1997)
Excluding contingent deferred sales charges	5.66%	6.81%	12.09%
Including contingent deferred sales charges	5.66%	6.38%	6.68%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	5.70%	6.82%	12.10%
Including contingent deferred sales charges	5.70%	6.82%	11.02%

Institutional Class (commenced August 1, 1997)	6.85%	8.03%	13.23%

Service Class (commenced August 1, 1997)	6.33%	7.50%	12.81%

 GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments

October 31, 2004

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – 90.5%

Aerospace – 2.1%
Argo-Tech Corp. (B/B3)†
USD 3,000,000	9.25%	06/01/2011	$3,270,000
Aspropulsion Capital B.V. (B-/B2)
EUR 1,000,000	9.63	10/01/2013	1,376,784
5,250,000	9.63 †	10/01/2013	7,228,114
BE Aerospace, Inc. (Caa3)
USD 3,250,000	9.50	11/01/2008	3,351,562
BE Aerospace, Inc. (B+/B3)
1,000,000	8.50	10/01/2010	1,095,000
BE Aerospace, Inc. (B-/Caa3)
1,000,000	8.00	03/01/2008	1,010,000
1,000,000	8.88	05/01/2011	1,052,000
Hexcel Corp. (CCC+/Caa2)
3,500,000	9.75	01/15/2009	3,675,000
K&F Industries, Inc. (B-/B3)
4,703,000	9.25	10/15/2007	4,797,060
MTU Aero Engines (B/B2)†
EUR 3,750,000	8.25	04/01/2014	5,162,939
Sequa Corp. (BB-/B1)
USD 4,000,000	9.00	08/01/2009	4,460,000
Standard Aero Holdings, Inc. (B-/Caa1)†
2,250,000	8.25	09/01/2014	2,373,750
TD Funding Corp. (B-/B3)
4,000,000	8.38	07/15/2011	4,300,000
Vought Aircraft Industries, Inc. (B/B2)
2,000,000	8.00	07/15/2011	1,945,000

			$45,097,209

Airlines – 0.2%
Continental Airlines, Inc. (B/B3)
USD 3,000,000	7.57%	12/01/2006	$2,160,000
Delta Air Lines, Inc. (C)
2,730,000	10.00	08/15/2008	1,433,250
Delta Air Lines, Inc. (C/Ca)
1,000,000	7.90	12/15/2009	460,000

			$4,053,250

Automotive Parts – 4.5%
Accuride Corp. (CCC+/Caa1)
USD 4,250,000	9.25%	02/01/2008	$4,345,625
Advanced Accessory Systems (CCC+/B3)
3,000,000	10.75	06/15/2011	2,730,000
Allied Holdings, Inc. (CCC+/Caa1)
2,500,000	8.63	10/01/2007	1,975,000
Anchor Lamina, Inc.
1,500,000	9.88	02/01/2008	1,095,000
Collins & Aikman Products (B-/B2)
2,625,000	10.75	12/31/2011	2,625,000
Collins & Aikman Products (B-/B3)†
500,000	12.88	08/15/2012	430,000
Dana Corp. (BB/Ba3)
EUR 1,500,000	9.00	08/15/2011	2,256,395
USD 1,000,000	9.00	08/15/2011	1,187,500
Delco Remy International, Inc. (CCC+/B3)
USD 3,250,000	11.00	05/01/2009	3,412,500
Duerr AG (B/B2)†
EUR 3,750,000	9.75	07/15/2011	4,959,767
Federal-Mogul Corp.Ø
USD 2,375,000	7.50	01/15/2009	682,813
Foamex LP (B-/B3)
4,500,000	10.75	04/01/2009	4,275,000
Foamex LP (CCC+/Caa2)
3,000,000	9.88	06/15/2007	2,145,000
Intermet Corp.
1,750,000	9.75	06/15/2009	691,250
Keystone Automotive Operations, Inc. (B-/B3)
4,000,000	9.75	11/01/2013	4,280,000
LucasVarity PLC
GBP 3,400,000	10.88	07/10/2020	7,641,108
Navistar International Corp. (BB-/Ba3)
USD 2,750,000	9.38	06/01/2006	2,956,250
Schefenacker AG (B-/B2)
EUR 3,500,000	9.50	02/11/2014	3,703,293
Stoneridge, Inc. (B+/B1)
USD 3,000,000	11.50	05/01/2012	3,435,000
Teksid Aluminium (B-/B2)†
EUR 5,000,000	9.50	02/11/2014	5,640,989
Tenneco Automotive, Inc. (B-/B2)
USD 2,000,000	10.25	07/15/2013	2,330,000
Tenneco Automotive, Inc. (B-/B3)
3,000,000	11.63	10/15/2009	3,180,000
The Goodyear Tire & Rubber Co. (B/B3)
3,000,000	11.00	03/01/2011	3,360,000
The Goodyear Tire & Rubber Co. (B-/B3)
5,000,000	7.86	08/15/2011	4,750,000
TRW Automotive (BB-/B1)
2,250,000	9.38	02/15/2013	2,587,500
TRW Automotive (BB-/B2)
3,250,000	11.00	02/15/2013	3,867,500
EUR6,013,000	11.75	2/15/2013	9,045,137
United Components, Inc. (B/B3)
USD 5,500,000	9.38	06/15/2013	5,953,750

			$95,541,377

Building Materials – 5.0%
Associated Materials, Inc. (B-/Caa1)†
USD 9,000,000	11.25%	03/01/2014	$6,615,000
Atrium Cos., Inc. (B-/B3)
4,000,000	10.50	05/01/2009	4,200,000
Carmeuse Lime B.V. (B+/Ba3)
EUR 9,000,000	10.75	07/15/2012	13,251,542
Culligan Finance Corp. B.V. (B-/B3)†
2,875,000	8.00	10/01/2014	3,742,931
FIMEP/Legrand S.A. (B1)
USD 8,750,000	10.50	02/15/2013	10,237,500
FIMEP/Legrand S.A. (B+/B1)
EUR 6,250,000	11.00	02/15/2013	9,560,997
Grohe Holdings (B-/B3)†
12,750,000	8.63	10/01/2014	16,822,575
Heating Finance PLC (B/B2)†
GBP 1,750,000	7.88	03/31/2014	3,041,996

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Building Materials – (continued)
Interface, Inc. (CCC/Caa3)
USD 2,000,000	9.50%	02/01/2014	$2,160,000
Jacuzzi Brands, Inc. (B/B3)
3,000,000	9.63	07/01/2010	3,382,500
Legrand S.A. (B+/Ba3)
5,050,000	8.50	02/15/2025	5,794,875
Sanitec International S.A. (B-/B3)
EUR9,000,000	9.00	05/15/2012	12,419,736
Texas Industries, Inc. (BB-/B1)
USD5,000,000	10.25	06/15/2011	5,750,000
USG Corp.Ø
2,000,000	8.50	08/01/2005	2,220,000
1,500,000	9.25	09/15/2049	1,537,500
Werner Holdings Co., Inc. (CCC+/B3)
5,000,000	10.00	11/15/2007	4,675,000

			$105,412,152

Capital Goods – 3.3%
Coleman Cable, Inc. (B-/B3)†
USD 750,000	9.88%	10/01/2012	$774,375
Columbus McKinnon Corp. (B-/B3)
2,750,000	10.00	08/01/2010	3,011,250
Dresser, Inc. (B/B2)
4,000,000	9.38	04/15/2011	4,460,000
Dresser-Rand Group, Inc. (B-/B3)†
2,000,000	7.38	11/01/2014	2,090,000
Flender Holdings GMBH (B-/B2)
EUR 6,500,000	11.00	08/01/2010	9,777,713
Flowserve Corp. (B/B2)
USD 3,000,000	12.25	08/15/2010	3,367,500
Flowserve Finance B.V. (B/B2)
EUR 953,000	12.25	08/15/2010	1,354,596
General Binding Corp. (B-/Caa1)
USD 5,500,000	9.38	06/01/2008	5,610,000
General Cable Corp. (B/B2)
2,500,000	9.50	11/15/2010	2,812,500
Luxfer Holdings PLC (CCC+)
GBP 3,250,000	10.13	05/01/2009	5,366,204
Metaldyne Corp. (B/Caa1)
USD 5,000,000	11.00	06/15/2012	4,175,000
Mueller Holdings, Inc. (B-)§
8,000,000	0.00/14.75	04/15/2014	5,120,000
NMHG Holding Co. (B+/B3)
4,000,000	10.00	05/15/2009	4,420,000
Rexnord Corp. (B-/B3)
11,250,000	10.13	12/15/2012	12,712,500
Terex Corp. (B/B3)
1,000,000	10.38	04/01/2011	1,125,000
2,000,000	9.25	07/15/2011	2,250,000
Thermadyne Holdings Corp.Ø
4,000,000	12.50	06/01/2008	4

			$68,426,642

Chemicals – 8.1%
Avecia Group PLC (CCC/Caa3)
USD 8,250,000	11.00%	07/01/2009	$7,693,125
250,000	11.00 †	07/01/2009	208,125
BCP Caylux Holdings Luxembourg SCA (B-/B3)†
1,000,000	9.63	06/15/2014	1,120,000
Borden United States Finance/Nova Scotia (B-/B3)†
2,750,000	9.00	07/15/2014	2,990,625
Compass Minerals International, Inc. (B-)§
8,750,000	0.00/12.75	12/15/2012	7,350,000
7,750,000	0.00/12.00	06/01/2013	6,122,500
Crompton Corp. (B/B1)†
2,500,000	9.88	08/01/2012	2,756,250
Crystal US Holdings (B-/Caa2)†§
11,750,000	0.00/10.50	10/01/2014	7,314,375
Dynea International Oy (CCC/Caa2)
EUR 6,500,000	12.25	08/15/2010	7,457,578
Equistar Chemical/Funding (B+/B2)
USD 3,000,000	10.63	05/01/2011	3,457,500
Equistar Chemicals LP (B+/B2)
2,750,000	10.13	09/01/2008	3,148,750
2,000,000	7.55	02/15/2026	1,860,000
Ethyl Corp. (B/B2)
4,250,000	8.88	05/01/2010	4,590,000
Hercules, Inc. (BB-/Ba2)
2,500,000	11.13	11/15/2007	2,993,750
HMP Equity Holdings Corp. (CCC+)@
10,000,000	0.00	05/15/2008	6,400,000
Huntsman Advanced Materials LLC (B/B2)†
5,000,000	11.00	07/15/2010	5,800,000
Huntsman ICI Chemicals (Caa1)
EUR 4,500,000	10.13	07/01/2009	6,023,428
Huntsman ICI Holdings LLC (B-)
USD 2,000,000	9.88	03/01/2009	2,220,000
Huntsman ICI Holdings LLC (CCC+/Caa2)@
9,000,000	0.00	12/31/2009	4,882,500
Huntsman International LLC (CCC+/Caa1)
EUR 4,875,000	10.13	07/01/2009	6,525,381
IMC Global, Inc. (BB/B1)
USD 4,500,000	10.88	08/01/2013	5,692,500
IMC Global, Inc. (B+/B2)
26,000	7.63	11/01/2005	26,780
Invista (B+/B1)†
5,000,000	9.25	05/01/2012	5,500,000
ISP Chemco, Inc. (BB-/B1)
2,500,000	10.25	07/01/2011	2,781,250
Kraton Polymers LLC (B-/Caa1)†
1,000,000	8.13	01/15/2014	1,000,000
LBC Luxembourg (CCC+/Caa1)
EUR 3,250,000	11.00	05/15/2014	4,376,148
Lucite International Finance PLC (B+/B2)
7,250,000	10.25	05/15/2010	10,027,893
Lyondell Chemical Co. (B+/B1)
USD 1,500,000	9.50	12/15/2008	1,631,250
4,000,000	10.50	06/01/2013	4,690,000

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments

October 31, 2004

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Chemicals – (continued)
Rhodia S.A. (Caa1)
EUR 9,000,000	9.25%	06/01/2011	$10,670,073
Rhodia S.A. (CCC+/B3)
USD 2,000,000	8.00	06/01/2010	2,504,981
2,000,000	10.25	06/01/2010	2,170,000
Rhodia S.A. (CCC+/Caa1)
3,500,000	8.88	06/01/2011	3,220,000
Rockwood Specialties, Inc. (B-/B3)
5,000,000	10.63	05/15/2011	5,550,000
Royster-Clark, Inc. (B-/Caa1)
2,250,000	10.25	04/01/2009	2,317,500
Solutia Europe S.A. N.V.
EUR 1,000,000	10.00	12/15/2008	1,364,035
Sovereign Specialty Chemicals, Inc. (B-/Caa1)
USD 6,750,000	11.88	03/15/2010	7,256,250
United Agri Products (B-/B3)†
2,000,000	8.25	12/15/2011	2,160,000
Witco Corp. (B+/Ba3)
7,000,000	7.75	04/01/2023	6,457,500

			$170,310,047

Conglomerates – 3.5%
ABB International Finance Ltd. (BB-/Ba2)
USD 2,500,000	4.63%	05/16/2007	$2,628,125
EUR 4,000,000	11.00	01/15/2008	6,042,550
Blount, Inc. (B-/Caa1)
USD 3,750,000	8.88	08/01/2012	4,082,813
Britax Group PLC@
EUR20,000,000	0.00	02/02/2012	5,966,062
Britax Group PLC (B-/B3)
6,000,000	11.25	05/15/2011	8,184,214
Invensys PLC
USD 1,000,000	6.50	01/15/2010	920,000
Invensys PLC (B-/B3)
205,000	7.13	01/15/2007	213,200
3,000,000	6.50	01/15/2010	2,781,000
5,000,000	9.88	03/15/2011	5,225,000
Mark IV Industries, Inc. (B/Caa1)
10,007,000	7.50	09/01/2007	9,456,615
Noma Luxembourg S.A. (B-/B3)
EUR 2,000,000	9.75	07/15/2011	2,651,583
Polypore, Inc. (CCC+/Caa1)
1,250,000	8.75	05/15/2012	1,641,305
2,000,000	8.75 †	05/15/2012	2,626,087
USD 750,000	8.75 †	05/15/2012	783,750
SPX Corp. (BB+/Ba3)
5,500,000	7.50	01/01/2013	5,885,000
The Manitowoc Co., Inc. (B/B2)
EUR 4,500,000	10.38	05/15/2011	6,396,307
Trimas Corp. (B/B3)
USD 7,250,000	9.88	06/15/2012	7,431,250

			$72,914,861

Consumer Cyclicals-Services – 1.9%
APCOA, Inc. (CCC+)
USD 3,000,000	9.25%	03/15/2008	$2,670,000
Ashtead Holdings (B-/B2)
GBP 2,500,000	12.00	05/01/2014	5,182,744
Brickman Group Ltd. (B/B2)
USD 2,000,000	11.75	12/15/2009	2,310,000
H&E Equipment Services LLC (B-/B3)
2,250,000	11.13	06/15/2012	2,351,250
Integrated Electrical Services, Inc. (B/B3)
2,500,000	9.38	02/01/2009	2,112,500
Interline Brands, Inc. (B-/Caa1)
5,000,000	11.50	05/15/2011	5,575,000
MSX International, Inc. (B-/B2)
2,000,000	11.00	10/15/2007	2,020,000
MSX International, Inc. (CCC+/Caa1)
1,000,000	11.38	01/15/2008	770,000
The Shaw Group, Inc. (BB-/Ba3)
3,500,000	10.75	03/15/2010	3,736,250
United Rentals North America, Inc. (B+/B2)
4,000,000	7.75	11/15/2013	3,880,000
2,750,000	7.00	02/15/2014	2,536,875
Wesco Distribution, Inc. (B-/B3)
3,250,000	9.13	06/01/2008	3,351,563
Williams Scotsman, Inc. (B-/B3)
2,750,000	9.88	06/01/2007	2,598,750

			$39,094,932

Consumer Products – 4.7%
Ames True Temper, Inc. (CCC+/Caa1)†
USD 4,500,000	10.00%	07/15/2012	$4,815,000
Armkel LLC (B+/B1)
4,250,000	9.50	08/15/2009	4,643,125
Bombardier Recreational Products, Inc. (B-/B3)†
6,000,000	8.38	12/15/2013	6,450,000
Briggs & Stratton Corp. (BBB-/Ba1)
2,500,000	8.88	03/15/2011	2,968,750
FTD, Inc. (B-/B3)
2,000,000	7.75	02/15/2014	2,020,000
Herbalife International, Inc. (B/B2)
4,250,000	11.75	07/15/2010	4,887,500
Jafra Cosmetics International, Inc. (B-/B3)
2,000,000	10.75	05/15/2011	2,240,000
Johnsondiversey Holdings, Inc. (B/B3)§
5,000,000	0.00/10.67	05/15/2013	4,250,000
Johnsondiversey, Inc. (B/B2)
EUR 2,000,000	9.63	05/15/2012	2,855,551
USD 2,000,000	9.63	05/15/2012	2,250,000
Jostens Holding Corp. (B-/Caa2)§
4,750,000	0.00/10.25	12/01/2013	3,348,750
Jostens IH Corp. (B-/B3)†
5,000,000	7.63	10/01/2012	5,175,000
MemberWorks, Inc. (B/B2)†
3,000,000	9.25	04/01/2014	3,135,000
Norcross Safety Products (B-/B3)
4,250,000	9.88	08/15/2011	4,632,500

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Consumer Products – (continued)
Playtex Products, Inc. (CCC+/Caa2)
USD 6,500,000	9.38%	06/01/2011	$6,857,500
Prestige Brands, Inc. (CCC+/Caa1)†
3,500,000	9.25	04/15/2012	3,535,000
Reddy Ice Holdings, Inc. (B-/Caa1)†§
3,500,000	0.00/10.50	11/01/2012	2,362,500
Remington Arms Co., Inc. (CCC+/B3)
2,500,000	10.50	02/01/2011	2,250,000
Safilo Capital International S.A. (CCC+/Caa2)
EUR14,875,000	9.63	05/15/2013	18,535,985
Sola International, Inc. (B/B1)
USD 2,000,000	6.88	03/15/2008	2,006,000
Texon International PLC
DEM 2,250,000	10.00	02/01/2010	439,962
United Industries Corp. (B-/B3)
USD 3,000,000	9.88	04/01/2009	3,150,000
WH Holdings (B/B3)
6,000,000	9.50	04/01/2011	6,570,000

			$99,378,123

Defense – 0.4%
Alliant Techsystems, Inc. (B/B2)
USD 1,500,000	8.50%	05/15/2011	$1,631,250
Heckler Koch GMBH (B/B1)
EUR 2,000,000	9.25	07/15/2011	2,715,323
L-3 Communications Corp. (BB-/Ba3)
USD 3,500,000	6.13	01/15/2014	3,640,000

			$7,986,573

Electric – 4.7%
AES Corp. (B-/B2)
USD 5,250,000	9.50%	06/01/2009	$6,050,625
5,250,000	9.38	09/15/2010	6,142,500
Allegheny Energy Supply Co. LLC (B-/B3)†
5,750,000	8.25	04/15/2012	6,483,125
Calpine Canada Energy Finance (CCC+/Caa1)
8,750,000	8.50	05/01/2008	5,381,250
Calpine Corp. (B)†
1,750,000	9.88	12/01/2011	1,316,875
4,000,000	8.75	07/15/2013	2,890,000
Calpine Corp. (CCC+/Caa1)
1,250,000	8.63	08/15/2010	712,500
3,750,000	8.50	02/15/2011	2,156,250
Dynegy Holdings, Inc. (B-/B3)†
5,000,000	10.13	07/15/2013	5,825,000
Dynegy Holdings, Inc. (CCC+/Caa2)
4,500,000	8.75	02/15/2012	4,758,750
1,500,000	7.13	05/15/2018	1,327,500
Edison Mission Energy (B/B1)
1,500,000	10.00	08/15/2008	1,751,250
1,000,000	9.88	04/15/2011	1,182,500
Elwood Energy LLC (B+/Ba2)
2,726,250	8.16	07/05/2026	2,889,825
Ipalco Enterprises, Inc. (BB-/Ba1)
2,000,000	8.63	11/14/2011	2,265,000
Midwest Generation LLC (B/B1)
USD 1,000,000	8.30	07/02/2009	1,080,000
5,000,000	8.56	01/02/2016	5,550,000
Midwest Generation LLC (B-/B1)-
2,000,000	8.75	05/01/2034	2,275,000
Mirant Americas Generation LLCØ
3,250,000	7.63	05/01/2006	3,168,750
Mirant Corp. (a)†Ø
1,500,000	7.90	07/15/2009	990,000
Mirant Mid-Atlantic LLCØ
2,172,278	9.13	06/30/2017	2,308,046
Nortek, Inc. (B-/B3)†
5,000,000	8.50	09/01/2014	5,300,000
Noteco Ltd. (Drax) A2±#
GBP 1,521,000	9.03	12/30/2004	5,469,235
Noteco Ltd. (Drax) A3±#
287,000	10.04	12/30/2004	0
NRG Energy, Inc. (B+/B2)†
USD 3,500,000	8.00	12/15/2013	3,867,500
Portland General Electric (BBB+/Baa2)
5,000,000	9.31	08/11/2021	6,052,230
Reliant Resources, Inc. (B/B1)
3,000,000	9.25	07/15/2010	3,315,000
2,750,000	9.50	07/15/2013	3,107,500
South Point Energy Center LLC (B/B2)†
1,450,000	8.40	05/30/2012	1,247,000
4,000,000	9.83	05/30/2019	3,040,000

			$97,903,211

Energy – 2.1%
Aker Kvaerner ASA (B2)
EUR 3,750,000	8.38%	06/15/2011	$5,115,134
AmeriGas Partners LP (BB-/B2)
USD 2,000,000	8.88	05/20/2011	2,190,000
Benton Oil & Gas Co. (B3)
3,500,000	9.38	11/01/2007	3,556,875
EL Paso Production Holding Co. (B-/B3)
9,000,000	7.75	06/01/2013	9,405,000
Grant Prideco Escrow, Inc. (BB-/Ba3)
500,000	9.00	12/15/2009	562,500
Grant Prideco, Inc. (BB-/Ba3)
1,500,000	9.63	12/01/2007	1,695,000
Paramount Resources Ltd. (B/B3)
2,000,000	7.88	11/01/2010	2,220,000
Peabody Energy Corp. (BB-/Ba3)
2,500,000	6.88	03/15/2013	2,737,500
Premcor Refining Group, Inc. (B/B2)
2,500,000	7.75	02/01/2012	2,775,000
Sonat, Inc. (CCC+/Caa1)
1,000,000	7.63	07/15/2011	1,020,000
Star Gas Partners LP (CCC/Caa3)
2,250,000	10.25	02/15/2013	2,165,625
Tesoro Petroleum Corp. (BB-/B2)
5,000,000	9.63	04/01/2012	5,837,500

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments

October 31, 2004

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Energy – (continued)
Vintage Petroleum, Inc. (B/B1)
USD 1,500,000	7.88%	05/15/2011	$1,620,000
Vintage Petroleum, Inc. (BB-/Ba3)
2,000,000	8.25	05/01/2012	2,240,000

			$43,140,134

Entertainment – 1.1%
Imax Corp. (B-/B3)†
USD 1,250,000	9.63%	12/01/2010	$1,259,375
Marquee, Inc. (B-/B2)†
1,875,000	8.63	08/15/2012	2,043,750
Six Flags, Inc. (CCC+/B3)
1,000,000	8.88	02/01/2010	965,000
4,250,000	9.75	04/15/2013	4,095,938
Universal City Development Partners (B-/B2)
8,750,000	11.75	04/01/2010	10,237,500
Warner Music Group (B-/B3)†
4,000,000	7.38	04/15/2014	4,110,000

			$22,711,563

Environmental – 0.6%
Allied Waste North America, Inc. (BB-/B2)
USD 2,375,000	8.88%	04/01/2008	$2,517,500
1,500,000	8.50	12/01/2008	1,575,000
1,500,000	7.88	04/15/2013	1,530,000
1,750,000	6.13	02/15/2014	1,620,938
IESI Corp. (B-/B3)
2,500,000	10.25	06/15/2012	2,700,000
Waste Services (CCC/Ca)†
3,125,000	9.50	04/15/2014	2,953,125

			$12,896,563

Finance – 0.3%
Refco Finance Holdings LLC (B/B3)†
USD 6,750,000	9.00%	08/01/2012	$7,290,000

Food – 3.4%
American Seafoods Group LLC (B-/B3)
USD 4,000,000	10.13%	04/15/2010	$4,280,000
Barry Callebaut Services N.V. (BB-/B1)
EUR 3,000,000	9.25	03/15/2010	4,245,083
Burns Philp Capital Party Ltd (B+/B3)
USD 4,000,000	10.75	02/15/2011	4,480,000
3,000,000	9.75	07/15/2012	3,300,000
Dole Food Co. (B+/B2)
5,250,000	8.63	05/01/2009	5,814,375
3,000,000	8.88	03/15/2011	3,367,500
Domino’s, Inc. (B-/B2)
4,011,000	8.25	07/01/2011	4,371,990
Eagle Family Foods (CCC/Caa2)
3,500,000	8.75	01/15/2008	2,660,000
Land O’ Lakes, Inc. (B/B2)
1,000,000	9.00	12/15/2010	1,050,000
Land O’ Lakes, Inc. (B-/B3)
6,000,000	8.75	11/15/2011	5,550,000
Michael Foods, Inc. (B-/B3)
USD 4,250,000	8.00	11/15/2013	4,430,625
New World Pasta Co.Ø
3,000,000	9.25	02/15/2009	240,000
Parmalat Finance Corp. B.V.Ø
EUR 9,750,000	6.13	09/29/2010	2,416,690
Pinnacle Foods Holding Corp. (B/B3)†
USD 4,000,000	8.25	12/01/2013	3,760,000
Swift & Co. (B/B2)
5,000,000	12.50	01/01/2010	5,550,000
Swift & Co. (B+/B1)
3,000,000	10.13	10/01/2009	3,330,000
United Biscuits Finance (CCC+/B3)
EUR 5,500,000	10.63	04/15/2011	7,607,367
GBP 3,000,000	10.75	04/15/2011	5,613,875

			$72,067,505

Gaming – 3.4%
Ameristar Casinos, Inc. (B/B2)
USD 4,000,000	10.75%	02/15/2009	$4,540,000
Autotote Corp. (B/B2)
3,082,000	12.50	08/15/2010	3,490,365
Boyd Gaming Corp. (B+/B1)
2,000,000	8.75	04/15/2012	2,250,000
Chukchansi Economic Development Authority†
2,000,000	14.5	06/15/2009	2,520,000
Circus & Eldorado (B+/B1)
3,500,000	10.13	03/01/2012	3,797,500
Inn of the Mountain Gods (B/B3)
5,000,000	12.00	11/15/2010	5,781,250
Kerzner International Ltd. (B/B2)
3,750,000	8.88	08/15/2011	4,115,625
Mandalay Resort Group (BB+/Ba2)
250,000	6.45	02/01/2006	258,750
Mandalay Resort Group (BB-/Ba3)
3,250,000	10.25	08/01/2007	3,705,000
2,000,000	9.38	02/15/2010	2,335,000
MGM Mirage, Inc. (BB-/Ba2)
5,000,000	8.38	02/01/2011	5,668,750
Mirage Resorts, Inc. (BB+/Ba1)
3,125,000	7.25	08/01/2017	3,250,000
Mohegan Tribal Gaming Authority (B+/Ba3)
3,000,000	8.00	04/01/2012	3,315,000
MTR Gaming Group, Inc. (B+/B2)
3,000,000	9.75	04/01/2010	3,270,000
Park Place Entertainment Corp. (BB+/Ba1)
1,500,000	7.50	09/01/2009	1,698,750
Park Place Entertainment Corp. (BB-/Ba2)
6,125,000	7.88	03/15/2010	6,982,500
2,500,000	8.13	05/15/2011	2,921,875
Poster Financial Group, Inc. (B/B2)
2,000,000	8.75	12/01/2011	2,095,000
River Rock Entertainment (B+/B2)
2,000,000	9.75	11/01/2011	2,167,500

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest	Maturity
Amount•		Rate	Date	Value
Corporate Bonds – (continued)

Gaming – (continued)
Station Casinos, Inc. (B+/B1)
USD 2,500,000		6.88%	03/01/2016	$2,662,500
Venetian Casino Resort LLC (B/B2)
4,750,000		11.00	06/15/2010	5,468,437

				$72,293,802

Health Care – 4.4%
Alliance Imaging, Inc. (B-/B3)
USD 4,000,000		10.38%	04/15/2011	$4,400,000
AmeriPath, Inc. (B-/Caa1)
6,500,000		10.50	04/01/2013	6,370,000
Biovail Corp. (BB-/B2)
3,000,000		7.88	04/01/2010	3,112,500
Dade Behring, Inc. (B+/B2)
568,675		11.91	10/03/2010	645,446
Healthsouth Corp.-
1,500,000		7.63	01/02/2009	1,455,000
Medex, Inc. (B-/B3)
3,000,000		8.88	05/15/2013	3,277,500
Medical Device Manufacturing, Inc. (B-/Caa1)†
2,000,000		10.00	07/15/2012	2,140,000
NDCHealth Corp. (B/B2)
3,500,000		10.50	12/01/2012	3,736,250
NYCO Holdings 2 APS†‡
EUR 4,791,280		16.00	09/30/2013	6,230,080
NYCO Holdings 2 APS (B-/B3)
10,000,000		11.50	03/31/2013	14,723,936
PerkinElmer, Inc. (BB-/Ba3)
USD 8,000,000		8.88	01/15/2013	9,000,000
Psychiatric Solutions, Inc. (B-/B3)
2,500,000		10.63	06/15/2013	2,856,250
Quintiles Transnational Corp. (B/B3)
6,000,000		10.00	10/01/2013	6,540,000
Senior Housing Properties Trust (BB+/Ba2)
3,000,000		7.88	04/15/2015	3,315,000
Service Corp. International (BB/Ba3)
500,000		6.88	10/01/2007	528,750
1,000,000		7.70	04/15/2009	1,085,000
Stewart Enterprises, Inc. (B+/B2)
1,000,000		10.75	07/01/2008	1,097,500
Sybron Dental Specialties, Inc. (BB-/B1)
4,000,000		8.13	06/15/2012	4,340,000
Tenet Healthcare Corp. (B-/B3)
10,500,000		7.38	02/01/2013	9,922,500
US Oncology, Inc. (B-/B2)†
4,000,000		9.00	08/15/2012	4,230,000
Vanguard Health Holding II (CCC+/Caa1)†
2,000,000		9.00	10/01/2014	2,070,000
Ventas Realty LP (BB/Ba3)
2,000,000		9.00	05/01/2012	2,325,000

				$93,400,712

Home Construction – 0.1%
Standard Pacific Corp. (B+/Ba3)
USD 1,000,000		9.25%	04/15/2012	$1,155,000

Lodging – 1.1%
Cornell Co., Inc. (B-/B3)
USD 1,500,000		10.75%	07/01/2012	$1,563,750
Corrections Corp. of America (B/B1)
4,000,000		9.88	05/01/2009	4,500,000
2,000,000		7.50	05/01/2011	2,160,000
Gaylord Entertainment Co. (B-/B3)
3,000,000		8.00	11/15/2013	3,217,500
Host Marriott LP (B+/Ba3)
1,875,000		9.50	01/15/2007	2,071,875
445,000		7.88	08/01/2008	457,237
5,000,000		7.13	11/01/2013	5,393,750
Starwood Hotels & Resorts Worldwide, Inc. (BB+/Ba1)
1,000,000		7.88	05/01/2012	1,168,750
2,000,000		7.38	11/15/2015	2,255,000

				$22,787,862

Media – Broadcasting & Radio – 0.2%
Antenna TV S.A. (B+/B1)
USD 889,000		9.00%	08/01/2007	$897,890
Clear Channel Communications, Inc. (BBB-/Baa3)
3,000,000		8.00	11/01/2008	3,397,200

				$4,295,090

Media – Broadcast Towers – 0.6%
American Tower Corp. (CCC/Caa1)
USD 2,942,000		9.38%	02/01/2009	$3,111,165
American Tower Escrow Corp. (CCC/B3)@
2,750,000		0.00	08/01/2008	2,076,250
Crown Castle International Corp. (CCC/B3)
6,000,000		7.50	12/01/2013	6,450,000

				$11,637,415

Media-Cable – 5.0%
Adelphia Communications Corp.Ø
USD 2,000,000	-	3.25%	05/01/2005	$460,000
2,000,000		9.38	11/15/2009	1,730,000
1,250,000		10.88	10/01/2010	1,081,250
3,750,000		10.25	06/15/2011	3,318,750
Atlantic Broadband Finance LLC (CCC+/Caa1)†
4,250,000		9.38	01/15/2014	3,979,063
Cablevision Systems New York Group (B+/B3)†
4,000,000		8.00	04/15/2012	4,290,000
Century Communications Corp.Ø@
4,750,000		0.00	01/15/2008	2,850,000
Charter Communications Holdings II (CCC-/Caa1)
4,000,000		10.25	09/15/2010	4,160,000
Charter Communications Holdings LLC (CCC-/Ca)
500,000		10.00	04/01/2009	420,000
9,750,000		10.75	10/01/2009	8,238,750
3,500,000		9.63	11/15/2009	2,835,000
2,750,000		0.00/11.75 §	01/15/2010	2,330,625
7,000,000		9.92	04/01/2011	5,617,500
6,000,000		0.00/11.75 §	05/15/2011	3,870,000

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments

October 31, 2004

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Media-Cable – (continued)
CSC Holdings, Inc. (BB-/B1)
USD 7,250,000	8.13%	07/15/2009	$7,938,750
FrontierVision Holdings LPØ
3,000,000	11.00	10/15/2006	3,750,000
7,000,000	11.88	09/15/2007	8,890,000
Mediacom Broadband LLC (B/B2)
1,500,000	11.00	07/15/2013	1,605,000
Mediacom LLC (B/B3)
4,000,000	9.50	01/15/2013	3,940,000
Ono Finance PLC (CCC-/Caa2)
EUR 2,500,000	14.00	07/15/2010	3,489,764
2,750,000	10.50	05/15/2014	3,523,227
Tele Columbus AG & Co. (B-/B3)
7,500,000	9.38	04/15/2012	9,321,972
Telenet Communication N.V. (B-/B3)
750,000	9.00	12/15/2013	1,032,588
2,000,000	9.00	12/15/2013	2,753,567
Telenet Group Holding N.V. (CCC+/Caa2)†§
USD17,000,000	0.00/11.50	06/15/2014	12,920,000

			$104,345,806

Media-Non Cable – 0.9%
DIRECTV Holdings LLC (BB-/B1)
USD 5,000,000	8.38%	03/15/2013	$5,718,750
Echostar DBS Corp. (BB-/Ba3)
4,500,000	6.38	10/01/2011	4,651,875
Lamar Media Corp. (B/Ba3)
2,500,000	7.25	01/01/2013	2,718,750
500,000	7.25 †	01/01/2013	466,250
Panamsat Corp. (B+/B2)†
5,000,000	9.00	08/15/2014	5,275,000

			$18,830,625

Metals – 1.2%
AK Steel Corp. (B+/B3)
USD 500,000	7.88%	02/15/2009	$507,500
4,000,000	7.75	06/15/2012	4,050,000
Almatis Holdings B.V. (B-/B3)
EUR 1,500,000	9.00	07/15/2012	2,055,614
Earle M. Jorgensen Co. (B-/B2)
USD 2,250,000	9.75	06/01/2012	2,491,875
OM Group, Inc. (B-/Caa1)
5,000,000	9.25	12/15/2011	5,262,500
UCAR Finance, Inc. (B/B2)
8,000,000	10.25	02/15/2012	9,120,000
Wolverine Tube, Inc. (B+/B3)
2,000,000	10.50	04/01/2009	2,170,000

			$25,657,489

Packaging – 4.3%
BSN Glasspack Obligation (B/B2)
EUR 1,750,000	9.25%	08/01/2009	$2,465,144
Consolidated Container Co. LLC (CCC/B3)§
USD 1,500,000	0.00/10.75	06/15/2009	1,222,500
Consolidated Container Co. LLC (CCC/Caa2)
5,000,000	10.13	07/15/2009	4,700,000
Constar International, Inc. (B/Caa1)
USD 3,000,000	11.00	02/01/2012	2,872,500
Crown Euro Holdings S.A. (B/B2)
5,000,000	10.88	03/01/2013	5,950,000
Crown Euro Holdings S.A. (B+)
EUR 8,000,000	10.25	03/01/2011	11,677,165
Crown Euro Holdings S.A. (B+/B1)
USD 2,000,000	9.50	03/01/2011	2,290,000
Graham Packaging Co. (Caa2)
8,000,000	10.75	01/15/2009	8,320,000
Graham Packaging Co., Inc. (CCC+/Caa2)†
16,000,000	9.88	10/15/2014	16,920,000
Impress Group B.V. (B-/B2)
EUR 3,000,000	10.50	05/25/2007	4,092,107
Impress Metal Pack Holdings (CCC+/B3)
DEM 7,500,000	9.88	05/29/2007	4,900,681
Owens Brockway Glass Container (B/B3)
USD 2,500,000	8.25	05/15/2013	2,725,000
Owens Brockway Glass Container (BB-/B2)
8,000,000	8.88	02/15/2009	8,740,000
Owens-Illinois, Inc. (B/Caa1)
3,000,000	7.15	05/15/2005	3,075,000
Pliant Corp. (B-/B3)
4,500,000	11.13	09/01/2009	4,837,500
Pliant Corp. (B-/Caa2)
7,000,000	13.00	06/01/2010	6,527,500

			$91,315,097

Paper – 3.3%
Ainsworth Lumber Co., Ltd. (B+/B2)
USD 3,250,000	7.25%†	10/01/2012	$3,274,375
2,000,000	6.75	03/15/2014	1,920,000
Boise Cascade LLC (B+/B2)†
2,250,000	7.13	10/15/2014	2,362,500
Georgia-Pacific Corp. (BB+/Ba2)
6,000,000	9.38	02/01/2013	7,080,000
Georgia-Pacific Corp. (BB+/Ba3)
5,000,000	8.13	05/15/2011	5,875,000
1,000,000	9.50	12/01/2011	1,250,000
1,500,000	7.70	06/15/2015	1,710,000
JSG Funding PLC (B/B3)
2,500,000	9.63	10/01/2012	2,850,000
EUR 7,000,000	10.13	10/01/2012	10,128,283
JSG Funding PLC (B/Caa1)‡
USD 3,387,252	15.50	10/01/2013	3,946,149
Kappa Beheer B.V. (B/B2)
EUR 5,000,000	12.50	01/15/2005	6,852,048
3,750,000	10.63	07/15/2009	5,091,231
MDP Acquisitions PLC (B/Caa1)‡
4,064,709	15.50	10/01/2013	5,933,035
Port Townsend Paper Corp. (B/B3)†
USD 6,000,000	11.00	04/15/2011	6,360,000
Tembec Industries, Inc. (BB-/Ba3)
4,000,000	8.50	02/01/2011	4,090,000

			$68,722,621

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Pipelines – 4.1%
El Paso CGP Co. (CCC+/Caa1)
USD 2,000,000	7.63%	09/01/2008	$2,070,000
1,000,000	10.75	10/01/2010	1,020,000
1,000,000	7.75	10/15/2035	897,500
2,000,000	7.42	02/15/2037	1,730,000
El Paso Corp. (CCC+/Caa1)
EUR 6,000,000	5.75	03/14/2006	7,725,286
8,000,000	7.13	05/06/2009	10,274,885
USD 3,000,000	7.38	12/15/2012	3,011,250
6,000,000	7.80	08/01/2031	5,505,000
3,750,000	7.75	01/15/2032	3,450,000
El Paso Natural Gas Co. (B-/B1)
2,875,000	8.63	01/15/2022	3,220,000
2,375,000	7.50	11/15/2026	2,386,875
4,250,000	8.38	06/15/2032	4,558,125
Southern Natural Gas Co. (B-/B1)
3,000,000	8.88	03/15/2010	3,390,000
3,000,000	7.35	02/15/2031	3,026,250
1,500,000	8.00	03/01/2032	1,582,500
Tennessee Gas Pipeline Co. (B-/B1)
3,000,000	7.00	10/15/2028	2,910,000
3,750,000	8.38	06/15/2032	4,050,000
1,500,000	7.63	04/01/2037	1,528,125
The Williams Cos., Inc. (B+/B1)
6,750,000	8.13	03/15/2012	7,931,250
10,000,000	7.88	09/01/2021	11,350,000
1,000,000	7.50	01/15/2031	1,025,000
TransMontaigne, Inc. (B/B3)
3,000,000	9.13	06/01/2010	3,345,000

			$85,987,046

Publishing – 4.5%
Advanstar Communications, Inc. (B-/B3)
USD 4,000,000	10.75%	08/15/2010	$4,460,000
Advanstar Communications, Inc. (CCC+/Caa2)
3,750,000	12.00	02/15/2011	4,031,250
Advanstar, Inc.§
2,875,000	0.00/15.00	10/15/2011	2,429,375
Advertising Directory Solution (B-/Caa1)†
4,000,000	9.25	11/15/2012	4,008,320
American Lawyer Media, Inc. (CCC/Caa3)
4,000,000	9.75	12/15/2007	4,010,000
American Media Operations, Inc. (B-/B2)
2,000,000	8.88	01/15/2011	2,102,500
Dex Media East LLC (B/B2)
3,087,000	12.13	11/15/2012	3,835,598
Dex Media West LLC (B/B2)
10,744,000	9.88	08/15/2013	12,704,780
Dex Media, Inc. (B/B3)
14,000,000	0.00/9.00 §	11/15/2013	10,640,000
1,250,000	8.00	11/15/2013	1,337,500
Houghton Mifflin Co. (B-/B3)
1,750,000	9.88	02/01/2013	1,898,750
Houghton Mifflin Co. (B-/Caa1)§
1,000,000	0.00/11.50	10/15/2013	647,500
Lighthouse International Co. S.A. (B/B3)
EUR11,000,000	8.00	04/30/2014	13,742,340
Merrill Corp. (CCC+/Caa1)#
USD 1,617,104	12.00	05/01/2009	1,714,130
Odyssee Financing S.A. (B/B3)
EUR 3,125,000	8.38	10/15/2014	4,163,018
PEI Holdings, Inc. (B/B1)
USD 2,261,000	11.00	03/15/2010	2,617,108
Polestar Corp. PLC‡
GBP 298,199	12.50	06/30/2011	54,707
Polestar Corp. PLC (B2)
68,885	10.50	05/30/2008	12,638
Primedia, Inc. (B/B3)
USD 2,750,000	7.63	04/01/2008	2,770,625
4,000,000	8.88	05/15/2011	4,180,000
1,000,000	8.00 †	05/15/2013	1,002,500
WRC Media Corp. (CCC/Caa2)
2,500,000	12.75	11/15/2009	2,350,000
Yell Finance B.V. (BB-/B1)
6,388,000	0.00/13.50 §	08/01/2011	6,324,120
GBP 1,913,000	10.75	08/01/2011	3,930,740
Ziff Davis Media, Inc. (CC)#‡
USD 459,485	13.00	08/12/2009	460,059

			$95,427,558

Real Estate – 0.4%
CB Richard Ellis Services, Inc. (B+/B1)
USD 650,000	9.75%	05/15/2010	$741,000
CB Richard Ellis Services, Inc. (B-/B3)
4,000,000	11.25	06/15/2011	4,680,000
Crescent Real Estate Equities Ltd. (B/B1)
2,000,000	9.25	04/15/2009	2,170,000

			$7,591,000

Retailers – 1.8%
Ahold Lease USA, Inc. (BB/Ba3)
USD 3,000,000	8.62%	01/02/2025	$3,262,500
Brake Bros. Finance PLC (B-/B3)
GBP 6,500,000	12.00	12/15/2011	13,475,136
General Nutrition Center (B-/B3)
USD 2,500,000	8.50	12/01/2010	2,525,000
Ingles Markets, Inc. (B+/Ba3)
4,000,000	8.88	12/01/2011	4,320,000
Jean Coutu Group PJC, Inc. (B/B3)†
4,000,000	8.50	08/01/2014	4,080,000
Pathmark Stores, Inc. (CCC+/B3)
1,500,000	8.75	02/01/2012	1,410,000
Rite Aid Corp. (B+/B2)
2,000,000	9.50	02/15/2011	2,205,000
Rite Aid Corp. (B-/Caa1)
2,125,000	7.13	01/15/2007	2,140,937
3,000,000	6.88	08/15/2013	2,685,000
Victoria Acquisition III B.V. (B/B3)†
EUR 2,000,000	7.88	10/01/2014	2,514,542

			$38,618,115

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments

October 31, 2004

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Technology – 3.6%
Activant Solutions, Inc. (B+/B2)
USD 3,000,000	10.50%	06/15/2011	$3,120,000
AMI Semiconductor, Inc. (B/B3)
4,216,000	10.75	02/01/2013	4,943,260
Amkor Technology, Inc. (B/B3)
2,000,000	9.25	02/15/2008	1,920,000
1,000,000	7.75	05/15/2013	865,000
Amkor Technology, Inc. (CCC+/Caa1)
1,500,000	5.75	06/01/2006	1,424,805
Avaya, Inc. (B+/B1)
6,500,000	11.13	04/01/2009	7,458,750
DDI Capital Corp.‡
2,286,342	16.00	01/01/2009	1,989,117
Global eXchange Services (CCC+/B2)#
4,000,000	12.00	07/15/2008	3,565,000
Globix Corp.‡
321,664	11.00	05/01/2008	286,281
Lucent Technologies, Inc. (B/B2)
4,000,000	5.50	11/15/2008	4,110,000
5,250,000	6.45	03/15/2029	4,488,750
Nortel Networks Corp. (B-/B3)
2,000,000	4.25	09/01/2008	1,925,000
Nortel Networks Ltd. (B-/B3)
3,000,000	6.13	02/15/2006	3,063,750
Riverdeep Group (B-/B3)
EUR 3,750,000	9.25	04/15/2011	4,971,719
Syniverse Technology (B-/B3)
USD 5,750,000	12.75	02/01/2009	6,440,000
Telefonaktiebolaget LM Ericsson (BB+/Ba2)
3,000,000	6.50	05/20/2009	3,229,500
Worldspan LP (B-/B2)
7,500,000	9.63	06/15/2011	7,125,000
Xerox Capital Trust I (B-/Ba3)
5,000,000	8.00	02/01/2027	4,975,000
Xerox Corp. (B+/Baa2)
EUR 4,000,000	9.75	09/10/2009	6,004,306
Xerox Corp. (B+/Ba2)
USD 2,250,000	9.75	01/15/2009	2,638,125
2,000,000	7.63	06/15/2013	2,200,000

			$76,743,363

Telecommunications – 1.5%
Alaska Communications System Holdings (B-/B2)
USD 2,000,000	9.88%	08/15/2011	$1,977,500
Carrier1 International S.A.Ø
2,250,000	13.25	02/15/2009	202,500
Colt Telecom Group PLC (B-/B3)
EUR 2,750,000	7.63	12/15/2009	3,321,650
Eircom Funding (BB-/B1)
2,000,000	8.25	01/01/2005	2,830,055
Exodus Communications, Inc.Ø
USD 1,500,000	11.25	07/01/2008	1
EUR 2,500,000	10.75	12/15/2009	31,870
USD 625,000	10.75	12/15/2009	1
2,000,000	11.63	07/15/2010	2
FairPoint Communications, Inc. (B-/Caa1)#
USD 1,500,000	6.49	05/01/2008	1,440,000
PSINet, Inc.Ø
3,750,000	10.00	02/15/2005	112,500
1,000,000	11.50	11/01/2008	30,000
1,000,000	11.00	08/01/2009	28,750
Qwest Capital Funding, Inc. (B/Caa2)
6,000,000	7.90	08/15/2010	5,805,000
Qwest Communications International, Inc. (B/B3)†
2,000,000	7.50	02/15/2014	1,920,000
Qwest Corp. (BB-/Ba3)
4,000,000	9.13 †	03/15/2012	4,510,000
3,500,000	6.88	09/15/2033	2,992,500
Qwest Services Corp. (B/Caa1)†
2,000,000	14.00	12/15/2010	2,370,000
3,088,000	14.50	12/15/2014	3,813,680

			$31,386,009

Telecommunications-Cellular – 3.4%
AirGate PCS, Inc. (CCC-/Caa1)
USD 2,133,300	9.38%	09/01/2009	$2,229,299
Alamosa Delaware, Inc. (CCC/Caa1)
5,250,000	0.00/12.00 §	07/31/2009	5,617,500
1,787,000	11.00	07/31/2010	2,072,920
1,500,000	8.50	01/31/2012	1,586,250
American Cellular Corp. (B-/Caa1)
5,000,000	10.00	08/01/2011	4,200,000
Centennial Cellular Communications (CCC/Caa1)
4,500,000	10.13	06/15/2013	4,882,500
Horizon PCS, Inc. (CCC/B3)†
1,125,000	11.38	07/15/2012	1,203,750
IWO Holdings, Inc. (Ca)Ø
3,000,000	14.00	01/15/2011	1,350,000
Nextel Communications, Inc. (BB/Ba3)
500,000	5.95	03/15/2014	510,000
15,000,000	7.38	08/01/2015	16,687,500
Nextel Partners, Inc. (B-/Caa1)
1,709,000	12.50	11/15/2009	1,969,622
4,000,000	8.13	07/01/2011	4,400,000
Oskar Mobil (B/B1)
EUR 2,000,000	7.50	10/15/2011	2,638,835
Partner Communications Co. Ltd. (B/B1)
USD 4,000,000	13.00	08/15/2010	4,520,000
PTC International Finance II S.A. (BB+/Ba3)
2,500,000	11.25	12/01/2009	2,656,250
Rural Cellular Corp. (CCC/Caa1)
4,000,000	9.88	02/01/2010	4,050,000
Rural Cellular Corp. (CCC/Caa2)
3,000,000	9.75	01/15/2010	2,595,000
Triton PCS, Inc. (CCC/Ca)
6,000,000	9.38	02/01/2011	4,425,000
4,000,000	8.75	11/15/2011	2,820,000
Triton PCS, Inc. (CCC/Caa1)
1,500,000	8.50	06/01/2013	1,380,000

			$71,794,426

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Textiles – 0.6%
Collins & Aikman Floor Cover (B-/Caa1)
USD 1,750,000	9.75%	02/15/2010	$1,863,750
Day International Group, Inc. (CCC+/Caa1)
2,500,000	9.50	03/15/2008	2,543,750
Oxford Industries, Inc. (B/B2)
3,500,000	8.88	06/01/2011	3,771,250
Russell Corp. (BB-/B1)
2,000,000	9.25	05/01/2010	2,150,000
Warnaco, Inc. (B/B2)
2,500,000	8.88	06/15/2013	2,800,000

			$13,128,750

Transportation – 0.2%
Petroleum Helicopters, Inc. (BB-/B1)
USD 1,250,000	9.38%	05/01/2009	$1,350,000
Stena AB (BB-/Ba3)
2,000,000	9.63	12/01/2012	2,245,000
1,000,000	7.50	11/01/2013	1,042,500

			$4,637,500

TOTAL CORPORATE BONDS
(Cost $1,744,360,746)			$1,903,979,428

Emerging Market Debt – 1.1%

APP China Group Ltd. (D)†Ø
USD 670,000	14.00%	03/15/2010	$144,050
Federal Republic of Brazil (B1)
1,782,608	8.00	04/15/2014	1,770,352
Federal Republic of Brazil (BB-/B1)
770,000	10.13	05/15/2027	818,125
3,670,000	12.25	03/06/2030	4,525,110
4,600,000	11.00	08/17/2040	5,181,900
Republic of Argentina (D/Ca)
5,300,000	12.00	06/19/2031	1,579,400
Republic of Venezuela (B/B2)
4,730,000	9.38	01/13/2034	4,848,250
Russian Federation (BB+/Baa3)#
4,000,000	5.00	03/31/2030	4,005,000

TOTAL EMERGING MARKET DEBT
(Cost $22,194,558)			$22,872,187

Shares	Description	Value
Common Stocks* – 1.2%

AirGate PCS, Inc.
50,354		$1,136,742
Axiohm Transaction Solutions, Inc.
24,334		243
Brunner Mond
4,064		255,734
Chelys Ltd. Ordinary GDR
37,947		34,809
Cheyls Ltd. Preference GDR
60,370		44,302
Colt Telecom Group PLC
113,664		91,752
Completel Europe N.V.
3,982		130,713
Crunch Equity Holding, LLC
3,157		4,261,915
Dobson Communications Corp.
225,274		299,614
Drax Group Ltd.±
287,000		0
General Chemical Industrial Product, Inc.
539		150,139
Genesis HealthCare Corp.
2,692		82,591
Globix Corp.
51,605		134,173
Hayes Lemmerz International, Inc.
45,251		376,488
Haynes International, Inc.
102,857		1,131,427
Horizon PCS, Inc.
20,458		350,855
iPCS, Inc.
71,241		1,428,382
Mattress Discounters
11,243		0
NeighborCare, Inc.
5,384		137,992
Pathmark Stores, Inc.
33,342		143,704
Polestar Co.
202		4
Polymer Group, Inc.
33,975		417,553
Simonds Industries
8,689		86,890
Telewest Global, Inc.
1,109,866		13,651,352
Thermadyne Holdings Corp.
14,135		148,418
Viasystems Group, Inc.
103,389		360,000
WKI Holding Co., Inc.
13,068		124,146
WRC Media, Inc.†
3,044		61

TOTAL COMMON STOCKS
(Cost $61,514,984)		$24,979,999

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments

October 31, 2004

	Interest	Maturity
Shares	Rate	Date	Value
Preferred Stocks – 1.0%

Avecia Group PLC (CCC-/Ca)‡
70,000	16.00%	07/01/2010	$1,505,000
Dobson Communications Corp.†*
3,500	6.00	08/19/2016	181,982
Eagle-Picher Holdings, Inc. (D/Ca)*
200	11.75	03/01/2008	1,800,000
GNC Corp. (CCC+)-‡
2,750	12.00	12/01/2004	2,915,000
HLI Operating Co., Inc.*
184	8.00	12/31/2049	10,120
Lucent Technologies Capital Trust I (CCC/Caa1)†
1,000	7.75	03/15/2017	1,165,510
Primedia, Inc. (Ca)
77,780	10.00	02/01/2008	7,466,880
Rural Cellular Corp. (CCC/C)‡
3,540	12.25	05/15/2011	2,141,819
Song Networks Holding AB*
21,284	0.00	12/30/2007	194,895
Spanish Broadcasting Systems Incorporated (CCC/Caa2)-‡
2,766	10.75	10/15/2008	3,014,940
Ziff Davis Holdings, Inc.*
120	10.00	03/31/2010	6,240

TOTAL PREFERRED STOCKS
(Cost $18,952,092)			$20,402,386

		Expiration
Units	Description	Date	Value
Warrants* – 0.2%

Advanstar Holdings Corp.
2,875		10/15/2011	$57
American Tower Escrow Corp.
2,750		08/01/2008	664,125
ASAT Finance LLC
2,000		11/01/2006	3,000
Asia Pulp & Paper Ltd.
670		03/15/2005	7
Avecia Group PLC
80,000		07/01/2010	40,000
General Chemical Industrial Product, Inc.
311		04/30/2011	0
General Chemical Industrial Product, Inc. Series B
231		04/30/2011	0
Hayes Lemmerz International, Inc.
5,598		06/03/2006	3,079
HMP Equity Holdings Corp.
10,000		05/15/2011	3,000,000
Horizon PCS, Inc.
2,500		10/01/2010	25
IWO Holdings, Inc.
3,000		01/15/2011	30
Knology, Inc.
1,750		10/23/2007	18
Mattress Discounters Holding Corp.
750		07/15/2007	8
MDP Acquisitions PLC
2,500		09/30/2013	6,374
2,500		10/01/2013	97,500
Merrill Corp.
4,228		05/01/2009	42
Mueller Holdings, Inc.
8,000		04/15/2014	480,000
Nycomed Holding
2,229		09/18/2013	28
Ono Finance PLC
5,000		05/31/2009	64
1,250		05/31/2009	12
Pliant Corp.
7,000		06/01/2010	70
Thermadyne Holdings Corp.
13,526		05/23/2006	1,353
Ziff Davis Holdings, Inc.
22,000		08/12/2012	2,200

TOTAL WARRANTS
(Cost $996,838)			$4,297,992

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT — 94.0%
(Cost $1,848,019,218)			$1,976,531,992

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Repurchase Agreement – 5.5%

Joint Repurchase Agreement Account IIΔ
USD 116,500,000	1.88%	11/01/2004	$116,500,000
Maturity Value: $116,518,223

TOTAL REPURCHASE AGREEMENT
(Cost $116,500,000)			$116,500,000

TOTAL INVESTMENTS – 99.5%
(Cost $1,964,519,218)			$2,093,031,992

The percent shown for each investment category reflects the value of investments in that category as a percentage of net assets.

†	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $272,211,561, which represents approximately 12.9% of net assets as of October 31, 2004.

@	Security is issued with a zero coupon. Income is recognized through the accretion of discount.

§	These securities are issued with a zero coupon or dividend rate which increases to the stated rate at a set date in the future.

•	The principal amount of each security is stated in the currency in which the bond is denominated. See below.

		As a % of
Currency	Description	net assets

DEM	= German Mark	0.3
EUR	= Euro Currency	18.0
GBP	= Great Britain Pound	2.4
USD	= United States Dollar	76.4

#	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2004.

‡	Pay-in-kind securities.

*	Non-income producing securities.

-	Securities with “Put” or “Call” features. Maturity dates disclosed are the next “Put” or “Call” dates.

Ø	Security in default.

±	Security priced as a unit.

Δ	Joint repurchase agreement was entered into on October 29, 2004.

Investment Abbreviation:
GDR	—	Global Depository Receipt

Security ratings disclosed are issued by Standard & Poor’s/ Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments (continued)
October 31, 2004

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2004, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $116,500,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

ABN AMRO, Inc.	$450,000,000	1.88%	11/01/2004	$450,070,500

Banc of America Securities LLC	1,250,000,000	1.87	11/01/2004	1,250,194,793

Banc of America Securities LLC	600,000,000	1.89	11/01/2004	600,094,500

Barclays Capital LLC	1,200,000,000	1.89	11/01/2004	1,200,189,000

Bear Stearns & Co.	500,000,000	1.87	11/01/2004	500,077,916

Greenwich Capital Markets	600,000,000	1.89	11/01/2004	600,094,500

J.P. Morgan Chase & Co.	500,000,000	1.87	11/01/2004	500,077,916

Morgan Stanley & Co.	1,000,300,000	1.87	11/01/2004	1,000,455,880

Morgan Stanley & Co.	800,000,000	1.88	11/01/2004	800,125,334

UBS LLC	500,000,000	1.87	11/01/2004	500,077,916

Westdeutsche Landesbank AG	600,000,000	1.87	11/01/2004	600,093,501

TOTAL	$8,000,300,000			$8,001,551,756

At October 31, 2004, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 4.00%, due 01/21/2005 to 12/15/2011; Federal Home Loan Mortgage Association, 0.00% to 9.25%, due 11/15/2004 to 10/01/2034; Federal National Mortgage Association, 0.00% to 10.00%, due 11/01/2004 to 11/01/2034; Government National Mortgage Association, 6.50%, due 04/15/2033; United States Treasury Bonds, 10.38% to 12.75%, due 11/15/2010 to 11/15/2012 and United States Treasury Notes, 1.88% to 5.88%, due 11/15/2005 to 12/31/2005.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FOREIGN CURRENCY CONTRACTS — At October 31, 2004, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

			Unrealized
Open Forward Foreign Currency	Value on
Purchase Contracts	Settlement Date	Current Value	Gain	Loss

Euro
expiring 11/10/2004	$4,363,911	$4,517,182	$153,271	$—

			Unrealized
Open Forward Foreign Currency	Value on
Sales Contracts	Settlement Date	Current Value	Gain	Loss

Euro
expiring 11/10/2004	$6,803,820	$6,778,785	$25,035	$—
expiring 11/10/2004	373,201,802	387,939,758	—	14,737,956
Great Britain Pound
expiring 11/10/2004	54,826,836	55,064,010	—	237,174

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS	$434,832,458	$449,782,553	$25,035	$14,975,130

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Performance Summary

October 31, 2004

The following graph shows the value, as of October 31, 2004, of a $10,000 investment made on August 29, 2003 (commencement of operations) in Institutional Shares of the Goldman Sachs Emerging Markets Debt Fund. For comparative purposes, the performance of the Fund’s benchmark, the JPM EMBI Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Emerging Markets Debt Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested August 29, 2003 to October 31, 2004.

Average Annual Total Return through October 31, 2004	Since Inception	One Year

Class A (commenced August 29, 2003)
Excluding sales charges	16.47%	15.78%
Including sales charges	12.01%	10.58%

Institutional Class (commenced August 29, 2003)	17.00%	16.22%

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Statement of Investments

October 31, 2004

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Sovereign Debt Obligations – 88.1%

Argentina – 6.4%
Republic of Argentina (CCC+/Caa1)#
USD 450,000	1.98%	08/03/2012	$346,050
Republic of Argentina (D/Ca)
160,000	11.75	04/07/2009	49,600
340,000	11.38	01/30/2017	108,800
2,398,425	12.25	06/19/2018	727,922
1,378,000	12.00	06/19/2031	410,644

$1,643,016

Brazil – 11.9%
Federal Republic of Brazil (BB-/B1)
USD 367,663	8.00%	04/15/2014	$365,136
120,000	8.88	10/14/2019	118,500
320,000	10.13	05/15/2027	340,000
585,000	12.25	03/06/2030	721,305
1,350,000	11.00	08/17/2040	1,520,775

$3,065,716

Bulgaria – 2.0%
Republic of Bulgaria (BBB-/Ba1)#
USD 510,476	2.75%	07/28/2012	$508,562

Colombia – 3.7%
Republic of Colombia (BB/Ba2)
USD 890,000	8.13%	05/21/2024	$809,900
130,000	10.38	01/28/2033	141,700

$951,600

Croatia – 0.2%
Republic of Croatia (BBB-/Baa3)#
USD 38,182	2.81%	07/31/2010	$38,182

Dominican Republic – 0.7%
Dominican Republic (CC/B3)
USD 50,000	9.50%	09/27/2006	$43,750
180,000	9.04	01/23/2013	145,800

$189,550

Ecuador – 3.7%
Republic of Ecuador (CCC+/Caa1)@
USD 1,115,000	8.00%	08/15/2030	$942,732

El Salvador – 1.2%
Republic of El Salvador (BB+/Baa3)
USD 310,000	8.25%	04/10/2032	$310,868

Guatemala – 0.8%
Republic of Guatemala (BB-/Ba2)†-
USD 200,000	8.13%	10/06/2019	$204,250

Indonesia – 1.6%
Republic of Indonesia#
USD 230,000	3.00%	03/21/2005	$227,125
200,000	2.75	01/25/2006	194,000

$421,125

Ivory Coast – 0.6%
Ivory Coast
USD 845,500	2.00%	03/29/2018	$156,418

Malaysia – 3.0%
Malaysia (A-/Baa1)
USD 645,000	8.75%	06/01/2009	$773,288

Mexico – 6.2%
Mexican Fixed Rate Bonds (Baa1)
MXN 8,300,000	8.00%	12/19/2013	$650,577
United Mexican States (BBB-/Baa2)
USD 200,000	10.38	02/17/2009	247,100
670,000	6.38	01/16/2013	711,875

$1,609,552

Nigeria – 1.8%
Central Bank of Nigeria
USD 500,000	6.25%	11/15/2020	$472,500

Panama – 2.8%
Republic of Panama (BB/Ba1)
USD 370,000	9.63%	02/08/2011	$420,875
285,000	9.38	01/16/2023	308,512

$729,387

Peru – 4.6%
Republic of Peru (BB/Ba3)
USD 385,000	9.13%	02/21/2012	$431,200
EUR 150,000	7.50	10/14/2014	190,503
USD 550,000	8.38	05/03/2016	574,750

$1,196,453

Philippines – 3.6%
Republic of Philippines (BB/Ba2)
USD 50,000	9.50	%-	10/21/2006	$54,125
295,000	9.38	-	01/18/2012	304,204
80,000	9.00	02/15/2013	80,600
160,000	8.88	03/17/2015	157,400
330,000	9.88	01/15/2019	332,046

$928,375

Russia – 11.9%
Ministry Finance of Russia (BB+/Ba2)
USD 1,135,000	3.00%	05/14/2008	$1,052,713
Russian Federation (BB+/Baa3)@
2,010,000	5.00	03/31/2030	2,012,512

$3,065,225

South Africa – 3.3%
Republic of South Africa (A/A2)
ZAR 2,400,000	13.00%	08/31/2010	$469,383
Republic of South Africa (BBB/Baa2)
USD 320,000	9.13	05/19/2009	380,800

$850,183

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Statement of Investments (continued)
October 31, 2004

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Sovereign Debt Obligations – (continued)

South Africa – (continued)
Turkey – 6.8%
Republic of Turkey (BB-/B1)
USD 960,000	11.75%	06/15/2010	$1,192,800
200,000	7.25	03/15/2015	200,500
260,000	11.88	01/15/2030	357,175

			$1,750,475

Ukraine – 3.3%
Ukraine Government (B+/B1)
USD 240,000	5.33%#	08/5/2009	$246,600
590,000	7.65	06/11/2013	605,487

			$852,087

Uruguay – 1.7%
Republic of Uruguay (B/B3)‡
USD 536,199	7.88%	01/15/2033	$435,662

Venezuela – 6.3%
Republic of Venezuela (B/B2)
USD 300,000	5.38%	08/07/2010	$274,500
863,000	8.50	10/08/2014	875,082
470,000	9.25	09/15/2027	480,810

			$1,630,392

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $21,846,297)			$22,725,598

Corporate Debt Obligation – 0.7%

Kazakhstan – 0.7%
Kazkommerts International BV (BB-/Baa2)†
USD 200,000	7.00%	11/03/2009	$198,750

TOTAL CORPORATE DEBT OBLIGATION
(Cost $197,934)			$198,750

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT — 88.8%
(Cost $22,044,231)			$22,924,348

Repurchase Agreement – 16.3%

United States – 16.3%
Joint Repurchase Agreement Account IIΔ
USD 4,200,000	1.88%	11/01/2004	$4,200,000
Maturity Value: $4,200,657

TOTAL REPURCHASE AGREEMENT
(Cost $4,200,000)			$4,200,000

TOTAL INVESTMENTS – 105.1%
(Cost $26,244,231)			$27,124,348

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	The principal amount of each security or contract is stated in the currency in which the bond is denominated. See below.

EUR	=	Euro Currency
MXN	=	Mexican Peso
USD	=	United States Dollar
ZAR	=	South African Rand

†	Securities are exempt from registration under rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $403,000, which represents approximately 1.6% of net assets as of October 31, 2004.

#	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2004.

@	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2004.

‡	Pay in kind security.

-	Securities with “Put” features. Maturity dates disclosed are the next “Put” date.

Δ	Joint repurchase agreement was entered into on October 29, 2004.

Security ratings disclosed are issued by Standard & Poor’s/Moody’s Investors Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2004, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $4,200,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

ABN AMRO, Inc.	$450,000,000	1.88%	11/01/2004	$450,070,500

Banc of America Securities LLC	1,250,000,000	1.87	11/01/2004	1,250,194,793

Banc of America Securities LLC	600,000,000	1.89	11/01/2004	600,094,500

Barclays Capital LLC	1,200,000,000	1.89	11/01/2004	1,200,189,000

Bear Stearns & Co.	500,000,000	1.87	11/01/2004	500,077,916

Greenwich Capital Markets	600,000,000	1.89	11/01/2004	600,094,500

J.P. Morgan Chase & Co.	500,000,000	1.87	11/01/2004	500,077,916

Morgan Stanley & Co.	1,000,300,000	1.87	11/01/2004	1,000,455,880

Morgan Stanley & Co.	800,000,000	1.88	11/01/2004	800,125,334

UBS LLC	500,000,000	1.87	11/01/2004	500,077,916

Westdeutsche Landesbank AG	600,000,000	1.87	11/01/2004	600,093,501

TOTAL	$8,000,300,000			$8,001,551,756

At October 31, 2004, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 4.00%, due 01/21/2005 to 12/15/2011; Federal Home Loan Mortgage Association, 0.00% to 9.25%, due 11/15/2004 to 10/01/2034; Federal National Mortgage Association, 0.00% to 10.00%, due 11/01/2004 to 11/01/2034; Government National Mortgage Association, 6.50%, due 04/15/2033; United States Treasury Bonds, 10.38% to 12.75%, due 11/15/2010 to 11/15/2012 and United States Treasury Notes, 1.88% to 5.88%, due 11/15/2005 to 12/31/2005.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Statement of Investments (continued)
October 31, 2004

ADDITIONAL INVESTMENT INFORMATION (continued)

FOREIGN CURRENCY CONTRACTS — At October 31, 2004, the Fund had outstanding forward foreign currency exchange contracts to sell foreign currency.

			Unrealized
Open Forward Foreign Currency	Value on
Sale Contracts	Settlement Date	Current Value	Gain	Loss

Euro
expiring 11/30/2004	$191,315	$190,548	$767	$—
Mexican Peso
expiring 11/18/2004	641,719	643,244	—	1,525
South African Rand
expiring 01/25/2005	472,562	472,534	28	—

Open Forward Foreign Currency Sale Contracts	$1,305,596	$1,306,326	$795	$1,525

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Statements of Assets and Liabilities

October 31, 2004

	Global	High Yield	Emerging Markets
	Income Fund	Fund	Debt Fund

Assets:

Investment in securities, at value (identified cost $297,333,718, $1,848,019,218 and $22,044,231, respectively)	$319,531,999	$1,976,531,992	$22,924,348
Repurchase agreements, at value	—	116,500,000	4,200,000
Cash, at value(a)	12,600	151,957	16,551
Foreign currencies, at value (identified cost $52,092, $26,681 and $21,519, respectively)	52,151	27,378	21,148
Receivables:
Interest, at value, net of allowances	6,196,745	44,805,314	442,748
Investment securities sold, at value	749,985	5,990,668	359,523
Forward foreign currency exchange contracts, at value	6,243,426	178,306	795
Fund shares sold	424,325	5,173,904	23,976
Variation margin	973,735	—	—
Reimbursement from investment adviser	61,663	38,461	28,994
Other assets, at value	884	8,149	55

Total assets	334,247,513	2,149,406,129	28,018,138

Liabilities:

Due to custodian for foreign currencies, at value	—	365,309	139
Payables:
Forward foreign currency exchange contracts, at value	7,221,744	14,975,130	1,525
Investment securities purchased, at value	—	19,351,590	2,117,411
Fund shares repurchased	585,789	4,257,715	4,339
Income distribution	—	4,476,542	—
Amounts owed to affiliates	286,607	1,810,223	18,419
Options written, at value (premium received $26,868 for Global Income Fund)	20,252	—	—
Accrued expenses, at value	136,737	190,923	78,716

Total liabilities	8,251,129	45,427,432	2,220,549

Net Assets:

Paid-in capital	361,664,448	2,033,560,007	23,798,910
Accumulated undistributed net investment income	4,443,525	20,146,037	2,050
Accumulated net realized gain (loss) on investment, options, futures and foreign currency related transactions	(60,931,138)	(63,990,593)	1,117,729
Net unrealized gain on investments, options, futures and translation of assets and liabilities denominated in foreign currencies	20,819,549	114,263,246	878,900

NET ASSETS	$325,996,384	$2,103,978,697	$25,797,589

Net asset value, offering and redemption price per share:(b)
Class A	$13.65	$8.08	$11.18
Class B	$13.61	$8.09	—
Class C	$13.58	$8.08	—
Institutional	$13.64	$8.09	$11.19
Service	$13.63	$8.09	—

Shares outstanding:
Class A	12,328,655	137,295,292	484,018
Class B	2,296,868	12,994,069	—
Class C	623,153	6,951,939	—
Institutional	8,614,666	102,857,821	1,821,836
Service	34,495	143,405	—

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	23,897,837	260,242,526	2,305,854

(a)	Includes restricted cash of $140,250 for segregation purposes for the High Yield Fund.
(b)	Maximum public offering price per share for Class A shares of the Global Income, High Yield and Emerging Markets Debt Funds (NAV per share multiplied by 1.0471) is $14.29, $8.46 and $11.71, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Statements of Operations

For the Year Ended October 31, 2004

	Global	High Yield	Emerging Markets
	Income Fund	Fund	Debt Fund

Investment income:

Interest(a), net of allowances	$12,865,711	$231,989,110	$1,239,475
Dividends	29,842	2,732,422	—

Total income	12,895,553	234,721,532	1,239,475

Expenses:

Management fees	3,028,686	17,332,653	146,509
Distribution and service fees(b)	1,217,296	4,923,573	14,200
Transfer agent fees(b)	488,374	3,268,769	13,018
Custody and accounting fees	334,723	698,090	72,333
Professional fees	71,084	92,038	53,198
Registration fees	61,469	89,521	53,912
Printing fees	47,500	48,891	15,967
Amortization of offering costs	—	—	71,100
Trustee fees	14,201	14,201	11,115
Service share fees	2,817	5,381	—
Other	56,011	135,354	39,755

Total expenses	5,322,161	26,608,471	491,107

Less — expense reductions	(1,425,988)	(507,396)	(315,079)

Net Expenses	3,896,173	26,101,075	176,028

NET INVESTMENT INCOME	8,999,380	208,620,457	1,063,447

Realized and unrealized gain (loss) on investment, options, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	3,699,932	105,704,925	1,121,011
Options written	21,538	—	—
Futures transactions	(230,440)	—	—
Foreign currency related transactions	6,606,780	32,451,692	(52,710)
Net increase from payment by affiliates and net gains realized on the disposal of investments in violation of restrictions	—	—	525
Net change in unrealized gain (loss) on:
Investments	(1,665,130)	(21,800,968)	679,567
Options written	6,616	—	—
Futures	(789,491)	—	—
Translation of assets and liabilities denominated in foreign currencies	(2,685,027)	(20,677,889)	(1,217)

Net realized and unrealized gain on investment, options, futures and foreign currency related transactions	4,964,778	95,677,760	1,747,176

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,964,158	$304,298,217	$2,810,623

(a)	Net of $7,664, $6,979 and $287 in foreign withholding tax for the Global Income, High Yield and Emerging Markets Debt Funds, respectively.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Global Income Fund	$777,008	$344,027	$96,261	$364,449	$65,365	$18,290	$40,045	$225
High Yield Fund	3,421,768	998,441	503,364	2,600,544	189,704	95,639	382,452	430
Emerging Markets Debt Fund	14,200	—	—	7,211	—	—	5,807	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Global Income Fund		High Yield Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2004	October 31, 2003	October 31, 2004	October 31, 2003

From operations:

Net investment income	$8,999,380	$13,701,623	$208,620,457	$234,365,856
Net realized gain (loss) on investment, options, futures and foreign currency related transactions	10,097,810	(775,870)	138,156,617	(74,531,284)
Net change in unrealized gain (loss) on investments, futures, options and translation of assets and liabilities denominated in foreign currencies	(5,133,032)	10,951,214	(42,478,857)	557,015,311

Net increase in net assets resulting from operations	13,964,158	23,876,967	304,298,217	716,849,883

Distributions to shareholders:

From net investment income
Class A Shares	(18,204,247)	(12,518,641)	(116,133,970)	(126,325,801)
Class B Shares	(3,018,479)	(1,739,113)	(7,784,551)	(6,252,357)
Class C Shares	(862,900)	(525,346)	(3,926,637)	(2,673,680)
Institutional Shares	(9,468,960)	(6,351,427)	(85,237,365)	(93,325,147)
Service Shares	(52,549)	(45,398)	(90,732)	(59,029)

Total distributions to shareholders	(31,607,135)	(21,179,925)	(213,173,255)	(228,636,014)

From share transactions:

Proceeds from sales of shares	62,259,461	141,173,543	977,232,910	2,300,083,991
Reinvestment of dividends and distributions	26,707,499	17,820,233	145,984,629	152,657,653
Cost of shares repurchased(a)	(109,213,156)	(247,456,671)	(2,196,477,093)	(1,425,659,389)

Net increase (decrease) in net assets resulting from share transactions	(20,246,196)	(88,462,895)	(1,073,259,554)	1,027,082,255

TOTAL INCREASE (DECREASE)	(37,889,173)	(85,765,853)	(982,134,592)	1,515,296,124

Net assets:

Beginning of year	363,885,557	449,651,410	3,086,113,289	1,570,817,165

End of year	$325,996,384	$363,885,557	$2,103,978,697	$3,086,113,289

Accumulated undistributed net investment income	$4,443,525	$27,164,048	$20,146,037	$36,181,769

(a)	Net of $274 and $94,167 of redemption fees remitted to the Global Income and High Yield Funds, respectively, for the year ended October 31, 2004.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Emerging Markets Debt Fund

	For the	For the Period
	Year Ended	August 29, 2003
	October 31, 2004	to October 31, 2003(a)

From operations:

Net investment income	$1,063,447	$115,638
Net realized gain on investment, futures and foreign currency related transactions	1,068,301	50,078
Net increase from payment by affiliates and net gains realized on the disposal of investments in violation of restrictions	525	—
Net change in unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	678,350	200,550

Net increase in net assets resulting from operations	2,810,623	366,266

Distributions to shareholders:

From net investment income
Class A Shares	(199,225)	(1,969)
Institutional Shares	(831,857)	(130,523)
From net realized gains
Class A Shares	(4,378)	—
Institutional Shares	(39,398)	—

Total distributions to shareholders	(1,074,858)	(132,492)

From share transactions:

Proceeds from sales of shares	15,599,364	22,681,510
Reinvestment of dividends and distributions	1,065,695	132,492
Cost of shares repurchased(b)	(5,379,594)	(10,271,417)

Net increase in net assets resulting from share transactions	11,285,465	12,542,585

TOTAL INCREASE	13,021,230	12,776,359

Net assets:

Beginning of period	12,776,359	—

End of period	$25,797,589	$12,776,359

Accumulated undistributed net investment income	$2,050	$—

(a)	Commencement of operations was August 29, 2003.
(b)	Net of $9 of redemption fees remitted to the Emerging Markets Debt Fund for the year ended October 31, 2004.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Notes to Financial Statements

October 31, 2004

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Global Income Fund (“Global Income Fund”), Goldman Sachs High Yield Fund (“High Yield Fund”) and Goldman Sachs Emerging Markets Debt Fund (“Emerging Markets Debt Fund”), (collectively, the “Funds” or individually a “Fund”). The High Yield and Emerging Markets Debt Funds are diversified portfolios of the Trust whereas the Global Income Fund is a non-diversified portfolio. The Global Income and High Yield Funds offer five classes of shares — Class A, Class B, Class C, Institutional and Service. Emerging Markets Debt Fund offers two classes of shares — Class A and Institutional.
     The High Yield Fund invests primarily in non-investment grade fixed-income securities, which are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, generally negative perceptions of the junk bond markets and less secondary market liquidity.
     The Emerging Markets Debt and Global Income Funds invest in securities of foreign companies and foreign governments which involves special risks; including, but not limited to, the possibility of future political and economic developments that could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid, and their prices more volatile, than those of comparable U.S. companies and the United States government. In addition, the Emerging Markets Debt Fund invests in the Sovereign Debt Obligations of countries that are considered emerging markets countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic developments adversely affecting the economies of these emerging markets countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Investments in securities traded on a U.S. or foreign securities exchange (or the Nasdaq system) are valued daily at their last price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Portfolio securities for which accurate market quotations are not readily available or are deemed inaccurate by the Funds’ respective investment adviser are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued (net of foreign withholding taxes which are reduced by any amounts reclaimable by the Funds, where applicable), premium amortized and discount accreted. Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.

     Certain mortgage security paydown gains and losses are recorded as realized gains and losses and are classified as interest income in the accompanying Statements of Operations. Original issue discounts (OID) on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security.

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Notes to Financial Statements (continued)
October 31, 2004

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Market discounts and market premiums on debt securities are amortized to interest income over the expected life of the security with a corresponding adjustment in the cost basis of that security.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Global Income and High Yield Funds and Class A shareholders of the Emerging Markets Debt Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares of the Funds separately bears its respective class-specific transfer agency fees. Service Shares of the Global Income and High Yield Funds bear all expenses and fees relating to their Service and Shareholder Administration Plans.

D. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions for the High Yield and Emerging Markets Debt Funds are declared daily and paid monthly. Income distributions for the Global Income Fund are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually. In addition, the Funds may treat a portion of the proceeds from shares redeemed as distributions from net investment income for income tax purposes.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains, or from paid-in capital, depending on the type of book/tax differences that may exist.

E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and the sale of foreign denominated debt obligations; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments and are included as increases and decreases in unrealized appreciation/depreciation on foreign currency related transactions. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/depreciation on foreign currency related transactions.

F. Mortgage Dollar Rolls — The Global Income Fund may enter into mortgage “dollar rolls” in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

G. Segregation Transactions — The Funds may enter into derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, swap contracts, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Repurchase Agreements — Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

     Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.

I. Option Accounting Principles — When Global Income writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

     Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

J. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to deposit with a broker or the Funds’ custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

K. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. The Funds record realized gains or losses at the

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Notes to Financial Statements (continued)
October 31, 2004

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2004, the Funds had sufficient cash and/or securities to cover any commitment under these contracts.

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”) serves as investment adviser pursuant to an Investment Management Agreement with the Trust on behalf of the High Yield and Emerging Markets Debt Funds, and Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to an Investment Management Agreement with the Trust on behalf of the Global Income Fund (the Investment Management Agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”). Under the Agreements, the respective investment adviser manages the Funds, subject to the general supervision of the Trust’s Board of Trustees. As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, the investment advisers are entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each average daily net assets.
     For the year ended October 31, 2004, GSAMI has voluntarily agreed to waive a portion of its Management fee for the Global Income Fund equal to an annual percentage rate of the Fund’s average daily net assets. The adviser may discontinue or modify this waiver in the future at their discretion.
     Additionally, each investment adviser has voluntarily agreed to limit certain “Other expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, taxes, Service Share Fees, interest and brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse their respective adviser for prior fiscal year expense reimbursements, if any.
     For the year ended October 31, 2004, the Funds’ Management fees, Management fee waivers and other expense limitations as an annual percentage rate of the respective Funds’ average daily net assets are as follows:

	Management Fee
			Other
	Contractual	Waiver	Expense
Fund	Annual Rate	Annual Rate	Limit

Global Income	0.90%	0.25%	0.004%

High Yield	0.70	—	0.024

Emerging Markets Debt	0.80	—	0.044

     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal, on an annual basis, to 0.25% of the average daily net assets attributable to Emerging Markets Debt Class A Shares and 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively of the High Yield and Global Income Funds. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Funds average daily net assets attributable to Class A (Global Income and Emerging Markets Debt Funds only) and Class B and Class C Shares. Prior to June 1, 2004, Goldman Sachs voluntarily agreed to waive a portion of the Distribution and Service fees equal to, on an

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

3. AGREEMENTS (continued)
annual basis, 0.25% of the average daily net assets attributed to Class A Shares of Emerging Markets Debt Fund. Effective June 1, 2004, Goldman Sachs contractually agreed to eliminate the personal and account maintenance fee on Class A Shares for all of the Funds in the Trust.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended October 31, 2004, Goldman Sachs advised the Funds that it retained approximately the following amounts:

		Contingent Deferred
		Sales Charge
	Sales Load
Fund	Class A	Class B	Class C

Global Income	$13,800	$—	$—

High Yield	381,600	600	500

Emerging Markets Debt	900	N/ A	N/ A

     Effective May 24, 2004, Class A, Institutional and Service Shares of the Funds (as applicable) charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less.
     Goldman Sachs also serves as transfer agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, and Class C Shares and 0.04% of the average daily net assets for Institutional and Services Shares.
     The Trust, on behalf of Global Income and High Yield Funds, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to, on an annual basis, 0.25% and 0.25%, respectively, of the average daily net asset value of the Service Shares.
     For the year ended October 31, 2004, the investment advisers and distributor have voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction of the Funds’ expenses. On September 22, 2004, Goldman Sachs, as Transfer Agent, voluntarily determined to make a payment to the Funds related to certain earnings credits that reduce transfer agent fees. For the year ended October 31, 2004, expense reductions were as follows (in thousands):

	Waivers

		Class A
		Distribution	Other	Transfer		Total
	Management	and Service	Expense	Agent	Custody	Expense
Fund	Fees	Fees	Reimbursement	Credit	Credit	Reductions

Global Income	$841	—	$572	$12	$1	$1,426

High Yield	—	—	484	11	12	507

Emerging Markets Debt	—	$5	309	—	1	315

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Notes to Financial Statements (continued)

October 31, 2004

3. AGREEMENTS (continued)

As of October 31, 2004, the amounts owed to affiliates were as follows (in thousands):

		Distribution	Transfer
	Management	and Service	Agent
Fund	Fees	Fees	Fees	Total

Global Income	$179	$70	$38	$287

High Yield	1,219	363	228	1,810

Emerging Markets Debt	16	1	1	18

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of long-term securities for the year ended October 31, 2004, were as follows:

			Sales and	Sales and maturities
	Purchases of	Purchases	maturities of	(excluding
	U.S. Government	(excluding	U.S. Government	U.S. Government
	and agency	U.S. Government and	and agency	and agency
Fund	obligations	agency obligations)	obligations	obligations)

Global Income	$56,616,594	$295,500,652	$71,146,300	$335,311,411

High Yield	29,158,850	1,090,337,403	20,668,428	2,259,772,201

Emerging Markets Debt	—	55,460,629	—	45,566,144

5. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% (400% prior to May 26, 2004) of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the year ended October 31, 2004, the Funds did not have any borrowings under this facility.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

6. ADDITIONAL TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2004 was as follows:

	Global Income	High Yield	Emerging Markets Debt

Distributions paid from:
Ordinary income	$31,607,135	$213,173,255	$1,074,858

Total taxable distributions	$31,607,135	$213,173,255	$1,074,858

     The tax character of distributions paid during the fiscal year ended October 31, 2003 was as follows:

	Global Income	High Yield	Emerging Markets Debt

Distributions paid from:
Ordinary income	$21,179,925	$228,636,014	$132,492

Total taxable distributions	$21,179,925	$228,636,014	$132,492

     As of October 31, 2004, the components of accumulated earnings on a tax basis were as follows:

	Global Income	High Yield	Emerging Markets Debt

Undistributed ordinary income — net	$13,697,003	$15,392,038	$1,245,961

Capital loss carryforward:
Expiring 2010	(28,737,453)	(14,409,032)	—
Expiring 2011	(30,750,749)	(49,431,867)	—
Expiring 2012	(1,611,665)	—	—

Total capital loss carryforward	$(61,099,867)	$(63,840,899)	$—
Timing differences (deferred straddle losses, taxable interest on defaulted securities and dividends payable)	(7,638,180)	(10,042,825)	(7,591)
Unrealized gains — net	19,372,980	128,910,376	760,309

Total accumulated earnings — net	$(35,668,064)	$70,418,690	$1,998,679

     At October 31, 2004, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Global Income	High Yield	Emerging Markets Debt

Tax cost	$300,605,773	$1,964,668,912	$26,363,552
Gross unrealized gain	19,240,856	222,709,638	786,026
Gross unrealized loss	(314,630)	(94,346,558)	(25,230)

Net unrealized security gain	$18,926,226	$128,363,080	$760,796

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net marked-to-market gain on futures and foreign currency contracts recognized for tax purposes and differing treatment of the amortization of market premium.

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Notes to Financial Statements (continued)

October 31, 2004

7. CERTAIN RECLASSIFICATIONS

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from treating a portion of the proceeds from shares redeemed as distributions from net investment income for tax purposes, the differing book/tax treatments for foreign currency transactions, certain consent fee payments and return of capital distributions from underlying fund investments.

		Accumulated	Accumulated net realized
		undistributed net	gain (loss) on investment
Fund	Paid-in capital	investment income	transactions

Global Income	$7,594,876	$(112,768)	$(7,482,108)

High Yield	23,853,236	(11,482,934)	(12,370,302)

Emerging Markets Debt	(26,153)	(30,315)	56,468

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

8. SUMMARY OF SHARE TRANSACTIONS

Share activity for the year ended October 31, 2004 is as follows:

					Emerging Markets
	Global Income Fund		High Yield Fund		Debt Fund

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,705,932	$23,677,353	60,786,968	$482,296,132	628,921	$6,736,000
Reinvestment of dividends and distributions	1,156,825	16,008,172	10,070,907	79,914,528	18,679	197,409
Shares converted from Class B(a)	4,259	58,372	6,610	51,945	—	—
Shares repurchased	(6,147,586)	(85,526,397)	(167,256,507)	(1,327,821,970)	(270,069)	(2,853,120)

	(3,280,570)	$(45,782,500)	(96,392,022)	(765,559,365)	377,531	4,080,289

Class B Shares
Shares sold	144,753	2,013,543	2,918,454	23,192,938	—	—
Reinvestment of dividends and distributions	179,557	2,477,114	588,398	4,672,437	—	—
Shares converted to Class A(a)	(4,275)	(58,372)	(6,602)	(51,945)	—	—
Shares repurchased	(611,637)	(8,437,586)	(3,057,110)	(24,220,565)	—	—

	(291,602)	$(4,005,301)	443,140	3,592,865	—	—

Class C Shares
Shares sold	99,892	1,378,991	2,790,975	22,173,898	—	—
Reinvestment of dividends and distributions	49,049	675,636	322,817	2,560,358	—	—
Shares repurchased	(310,803)	(4,294,118)	(2,169,365)	(17,137,950)	—	—

	(161,862)	(2,239,491)	944,427	7,596,306	—	—

Institutional Shares
Shares sold	2,540,203	34,927,716	56,425,341	448,752,747	835,831	8,863,364
Reinvestment of dividends and distributions	544,249	7,507,345	7,402,859	58,825,581	82,127	868,286
Shares repurchased	(758,876)	(10,546,829)	(104,379,407)	(826,639,453)	(239,256)	(2,526,474)

	2,325,576	31,888,232	(40,551,207)	(319,061,125)	678,702	7,205,176

Service Shares
Shares sold	18,847	261,858	101,799	817,195	—	—
Reinvestment of dividends and distributions	2,836	39,232	1,474	11,725	—	—
Shares repurchased	(29,626)	(408,226)	(82,610)	(657,155)	—	—

	(7,943)	(107,136)	20,663	171,765	—	—

NET INCREASE (DECREASE)	(1,416,401)	$(20,246,196)	(135,534,999)	$(1,073,259,554)	1,056,233	$11,285,465

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Notes to Financial Statements (continued)

October 31, 2004

8. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the period ended October 31, 2003 is as follows:

					Emerging Markets
	Global Income Fund		High Yield Fund		Debt Fund(a)

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,145,801	$104,771,082	225,237,679	$1,601,630,766	106,450	$1,086,691
Reinvestment of dividends and distributions	743,869	10,862,519	11,324,263	82,547,326	201	1,969
Shares repurchased	(10,118,711)	(147,811,286)	(123,570,514)	(905,186,583)	(164)	(1,667)

	(2,229,041)	(32,177,685)	112,991,428	778,991,509	106,487	1,086,993

Class B Shares
Shares sold	344,355	5,032,023	5,768,535	41,296,281	—	—
Reinvestment of dividends and distributions	98,367	1,431,750	428,619	3,116,718	—	—
Shares repurchased	(510,983)	(7,457,687)	(2,111,876)	(15,323,429)	—	—

	(68,261)	(993,914)	4,085,278	29,089,570	—	—

Class C Shares
Shares sold	196,341	2,870,475	4,080,160	29,178,609	—	—
Reinvestment of dividends and distributions	27,470	399,145	193,927	1,414,300	—	—
Shares repurchased	(246,752)	(3,590,641)	(1,418,424)	(10,156,552)	—	—

	(22,941)	(321,021)	2,855,663	20,436,357	—	—

Institutional Shares
Shares sold	1,939,705	28,441,267	88,751,553	627,584,051	2,137,191	21,594,819
Reinvestment of dividends and distributions	348,867	5,086,936	9,041,529	65,570,523	12,779	130,523
Shares repurchased	(5,990,141)	(87,902,975)	(68,026,313)	(494,928,174)	(1,006,836)	(10,269,750)

	(3,701,569)	(54,374,772)	29,766,769	198,226,400	1,143,134	11,455,592

Service Shares
Shares sold	3,968	58,696	53,621	394,284	—	—
Reinvestment of dividends and distributions	2,736	39,883	1,222	8,786	—	—
Shares repurchased	(46,997)	(694,082)	(9,404)	(64,651)	—	—

	(40,293)	(595,503)	45,439	338,419	—	—

NET INCREASE (DECREASE)	(6,062,105)	$(88,462,895)	149,744,577	$1,027,082,255	1,249,621	$12,542,585

(a)	Commencement of operations was August 29, 2003.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

9. OTHER MATTERS

     As of October 31, 2004, the Goldman Sachs Growth and Income Strategy Portfolio was the beneficial owner of approximately 9% of the Global Income Fund.

     As of October 31, 2004, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio were beneficial owners of approximately 36% and 29% of the Emerging Markets Debt Fund, respectively.

     For the year ended October 31, 2004, Emerging Markets Debt incurred net realized losses of approximately $3,435 resulting from an investment guideline violation. The Fund’s adviser reimbursed the Fund for such losses.

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSAM, Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The amended complaint alleges violations of the Act, the Investment Advisers Act of 1940 and New York General Business Law. The consolidated and amended complaint also asserts claims involving common law breach of fiduciary duty, aiding and abetting breach of fiduciary duty and unjust enrichment. The consolidated and amended complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The consolidated and amended complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The consolidated and amended complaint also alleges that GSAM used 12b-1 fees for improper purposes and made improper use of soft dollars. Based on currently available information, GSAM believes that the likelihood that the purported class action lawsuits will have a material adverse financial impact on the Funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

10. SUBSEQUENT EVENT

Redemption Fee — Effective November 15, 2004, the Class B and Class C Shares of the Global Income and High Yield Funds will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less.

Goldman Sachs Trust — Special Focus Fixed Income Funds Tax Information (Unaudited)

For the year ended October 31, 2004, 0.64% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the dividends received deduction available to corporations.

       For the year ended October 31, 2004, 0.73% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

 GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
							Distributions to
	Net asset						shareholders
	value,	Net		Net realized		Total from	from net
	beginning	investment		and unrealized		investment	investment
Year - Share Class	of year	income(b)		gain (loss)		operations	income

FOR THE YEARS ENDED OCTOBER 31,

2004 - A	$14.39	$0.36		$0.19		$0.55	$(1.29)
2004 - B	14.34	0.28		0.19		0.47	(1.20)
2004 - C	14.32	0.28		0.18		0.46	(1.20)
2004 - Institutional	14.37	0.43		0.20		0.63	(1.36)
2004 - Service	14.36	0.37		0.19		0.56	(1.29)

2003 - A	14.34	0.46		0.32		0.78	(0.73)
2003 - B	14.30	0.39		0.30		0.69	(0.65)
2003 - C	14.27	0.38		0.32		0.70	(0.65)
2003 - Institutional	14.33	0.56		0.30		0.86	(0.82)
2003 - Service	14.31	0.49		0.31		0.80	(0.75)

2002 - A	14.72	0.50	(c)	(0.35	)(c)	0.15	(0.53)
2002 - B	14.68	0.41	(c)	(0.33	)(c)	0.08	(0.46)
2002 - C	14.65	0.41	(c)	(0.33	)(c)	0.08	(0.46)
2002 - Institutional	14.70	0.58	(c)	(0.33	)(c)	0.25	(0.62)
2002 - Service	14.69	0.50	(c)	(0.33	)(c)	0.17	(0.55)

2001 - A	14.68	0.55		0.85		1.40	(1.36)
2001 - B	14.65	0.48		0.84		1.32	(1.29)
2001 - C	14.63	0.47		0.84		1.31	(1.29)
2001 - Institutional	14.67	0.65		0.84		1.49	(1.46)
2001 - Service	14.66	0.57		0.84		1.41	(1.38)

2000 - A	14.49	0.59		0.20		0.79	(0.60)
2000 - B	14.45	0.51		0.22		0.73	(0.53)
2000 - C	14.43	0.51		0.22		0.73	(0.53)
2000 - Institutional	14.48	0.68		0.21		0.89	(0.70)
2000 - Service	14.47	0.61		0.20		0.81	(0.62)

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.06, increase net realized and unrealized gains and losses per share by $0.06, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.43%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets,	Ratio of	net investment		Ratio of total	net investment
Net asset		end of	net expenses	income		expenses	income		Portfolio
value, end	Total	year	to average	to average		to average	to average		turnover
of year	return(a)	(in 000s)	net assets	net assets		net assets	net assets		rate

$13.65	4.01%	$168,340	1.25%	2.60%		1.67%	2.18%		109%
13.61	3.47	31,252	1.84	2.00		2.26	1.58		109
13.58	3.40	8,463	1.84	2.01		2.26	1.59		109
13.64	4.66	117,471	0.69	3.12		1.11	2.70		109
13.63	4.13	470	1.19	2.65		1.61	2.23		109

14.39	5.45	224,553	1.35	3.15		1.74	2.76		106
14.34	4.87	37,118	1.85	2.64		2.24	2.25		106
14.32	4.96	11,238	1.85	2.64		2.24	2.25		106
14.37	6.07	90,368	0.70	3.82		1.09	3.43		106
14.36	5.61	609	1.20	3.37		1.59	2.98		106

14.34	1.08	255,821	1.34	3.36	(c)	1.72	2.98	(c)	146
14.30	0.59	37,986	1.84	2.88	(c)	2.22	2.50	(c)	146
14.27	0.59	11,533	1.84	2.88	(c)	2.22	2.50	(c)	146
14.33	1.82	143,127	0.69	4.00	(c)	1.07	3.62	(c)	146
14.31	1.24	1,184	1.19	3.49	(c)	1.57	3.11	(c)	146

14.72	10.08	286,718	1.34	3.80		1.70	3.44		222
14.68	9.50	31,969	1.84	3.28		2.20	2.92		222
14.65	9.44	8,679	1.84	3.28		2.20	2.92		222
14.70	10.73	181,869	0.69	4.47		1.05	4.11		222
14.69	10.18	1,394	1.19	3.96		1.55	3.60		222

14.68	5.58	294,738	1.34	4.03		1.70	3.67		185
14.65	5.14	22,008	1.84	3.53		2.20	3.17		185
14.63	5.13	5,954	1.84	3.54		2.20	3.18		185
14.67	6.27	287,145	0.69	4.69		1.05	4.33		185
14.66	5.76	1,934	1.19	4.17		1.55	3.81		185

 GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
					Distributions to
	Net asset				shareholders
	value,	Net	Net realized	Total from	from net	Net asset
	beginning	investment	and unrealized	investment	investment	value, end	Total
Year - Share Class	of year	income(b)	gain (loss)	operations	income	of year	return(a)

FOR THE YEARS ENDED OCTOBER 31,

2004 - A	$7.79	$0.65	$0.32	$0.97	$(0.68)	$8.08	12.94%
2004 - B	7.80	0.60	0.31	0.91	(0.62)	8.09	12.09
2004 - C	7.79	0.60	0.31	0.91	(0.62)	8.08	12.10
2004 - Institutional	7.81	0.69	0.30	0.99	(0.71)	8.09	13.23
2004 - Service	7.80	0.65	0.31	0.96	(0.67)	8.09	12.81

2003 - A	6.38	0.65	1.40	2.05	(0.64)	7.79	33.34
2003 - B	6.39	0.60	1.39	1.99	(0.58)	7.80	32.31
2003 - C	6.38	0.59	1.40	1.99	(0.58)	7.79	32.36
2003 - Institutional	6.39	0.68	1.41	2.09	(0.67)	7.81	33.98
2003 - Service	6.39	0.64	1.40	2.04	(0.63)	7.80	33.16

2002 - A	7.24	0.68	(0.86)	(0.18)	(0.68)	6.38	(2.98)
2002 - B	7.24	0.63	(0.85)	(0.22)	(0.63)	6.39	(3.56)
2002 - C	7.24	0.62	(0.85)	(0.23)	(0.63)	6.38	(3.57)
2002 - Institutional	7.25	0.70	(0.85)	(0.15)	(0.71)	6.39	(2.59)
2002 - Service	7.24	0.67	(0.84)	(0.17)	(0.68)	6.39	(2.93)

2001 - A	8.18	0.83	(0.93)	(0.10)	(0.84)	7.24	(1.54)
2001 - B	8.18	0.77	(0.93)	(0.16)	(0.78)	7.24	(2.28)
2001 - C	8.17	0.77	(0.92)	(0.15)	(0.78)	7.24	(2.28)
2001 - Institutional	8.19	0.86	(0.93)	(0.07)	(0.87)	7.25	(1.14)
2001 - Service	8.19	0.82	(0.94)	(0.12)	(0.83)	7.24	(1.65)

2000 - A	9.07	0.84	(0.78)	0.06	(0.95)	8.18	0.38
2000 - B	9.08	0.78	(0.80)	(0.02)	(0.88)	8.18	(0.48)
2000 - C	9.07	0.78	(0.80)	(0.02)	(0.88)	8.17	(0.48)
2000 - Institutional	9.08	0.88	(0.79)	0.09	(0.98)	8.19	0.77
2000 - Service	9.08	0.83	(0.78)	0.05	(0.94)	8.19	0.15

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

			Ratios assuming no
			expense reductions

		Ratio of		Ratio of
Net assets,	Ratio of	net investment	Ratio of total	net investment
end of	net expenses	income	expenses	income	Portfolio
year	to average	to average	to average	to average	turnover
(in 000s)	net assets	net assets	net assets	net assets	rate

$1,109,364	1.16%	8.31%	1.18%	8.29%	47%
105,106	1.91	7.54	1.93	7.52	47
56,174	1.91	7.53	1.93	7.51	47
832,175	0.76	8.73	0.78	8.71	47
1,160	1.26	8.18	1.28	8.16	47

1,821,032	1.17	8.97	1.19	8.95	54
97,894	1.92	8.25	1.94	8.23	54
46,812	1.92	8.21	1.94	8.19	54
1,119,417	0.77	9.42	0.79	9.40	54
958	1.27	8.86	1.29	8.84	54

770,011	1.16	9.54	1.19	9.51	36
54,065	1.91	8.83	1.94	8.80	36
20,107	1.91	8.81	1.94	8.78	36
726,140	0.76	9.95	0.79	9.92	36
494	1.26	9.50	1.29	9.47	36

493,739	1.16	10.55	1.22	10.49	57
45,514	1.91	9.83	1.97	9.77	57
12,494	1.91	9.82	1.97	9.76	57
460,253	0.76	10.96	0.82	10.90	57
384	1.26	10.49	1.32	10.43	57

409,224	1.16	9.54	1.21	9.49	55
37,085	1.91	8.79	1.96	8.74	55
8,933	1.91	8.78	1.96	8.73	55
420,284	0.76	9.99	0.81	9.94	55
396	1.26	9.39	1.31	9.34	55

 GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations			Distributions to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Period - Share Class	of period	income(b)	gain	operations	income	gains	distributions

FOR THE YEAR ENDED OCTOBER 31,

2004 - A	$10.22	$0.59	$0.97	$1.56	$(0.57)	$(0.03)	$(0.60)
2004 - Institutional	10.23	0.62	0.98	1.60	(0.61)	(0.03)	(0.64)
FOR THE PERIOD ENDED OCTOBER 31,

2003 - A (commenced August 29, 2003)	10.00	0.08	0.26	0.34	(0.12)	—	(0.12)
2003 - Institutional (commenced August 29, 2003)	10.00	0.11	0.24	0.35	(0.12)	—	(0.12)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(a)	(in 000s)	net assets	net assets	net assets	net assets	rate

$11.18	15.78%	$5,411	1.28%	5.43%	3.09%	3.62%	273%
11.19	16.22	20,387	0.88	5.90	2.57	4.21	273

10.22	3.36	1,088	1.28 (c)	5.35 (c)	5.53 (c)	1.10 (c)	49
10.23	3.52	11,688	0.88 (c)	5.96 (c)	4.88 (c)	1.96 (c)	49

Report of Independent Registered

Public Accounting Firm

To the Shareholders and Board of Trustees
Goldman Sachs Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund and Goldman Sachs Emerging Markets Debt Fund (three of the funds comprising the Goldman Sachs Trust) (the “Funds”) as of October 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund and Goldman Sachs Emerging Markets Debt Fund at October 31, 2004, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 17, 2004

Fund Expenses (Unaudited) — Six Month Period Ended October 31, 2004

          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 through October 31, 2004.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Income Fund				High Yield Fund

				Expenses Paid				Expenses
	Beginning	Ending		for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	5/1/04	10/31/04		10/31/04*	5/1/04	10/31/04		10/31/04*

Class A
Actual	$1,000	$1,021.60		$5.74	$1,000	$1,065.00		$6.03
Hypothetical 5% return	1,000	1,019.45	+	5.74	1,000	1,019.30	+	5.90

Class B
Actual	1,000	1,018.80		9.32	1,000	1,061.00		9.90
Hypothetical 5% return	1,000	1,015.91	+	9.30	1,000	1,015.53	+	9.69

Class C
Actual	1,000	1,018.00		9.31	1,000	1,061.00		9.90
Hypothetical 5% return	1,000	1,015.91	+	9.30	1,000	1,015.53	+	9.68

Institutional
Actual	1,000	1,024.70		3.49	1,000	1,065.70		3.96
Hypothetical 5% return	1,000	1,021.69	+	3.49	1,000	1,021.30		3.88

Service
Actual	1,000	1,022.00		6.03	1,000	1,064.40		6.56
Hypothetical 5% return	1,000	1,019.17	+	6.02	1,000	1,018.79	+	6.41

[Additional columns below]

[Continued from above table, first column(s) repeated]

Emerging Markets Debt Fund

Expenses
	Beginning	Ending	Paid for the
	Account Value	Account Value	6 months ended
Share Class	5/1/04	10/31/04	10/31/04*

Class A
Actual	$1,000	$1,123.10	$6.81
Hypothetical 5% return	1,000	1,018.72 +	6.48

Class B
Actual	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A	N/A

Class C
Actual	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A	N/A

Institutional
Actual	1,000	1,125.20	4.70
Hypothetical 5% return	1,000	1,020.71 +	4.47

Service
Actual	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A	N/A

*	Expenses for each share class are calculated using the Fund’s expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/04. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Global Income Fund	1.13%	1.84%	1.84%	0.69%	1.19%
High Yield Fund	1.16	1.91	1.91	0.76	1.26
Emerging Markets Debt Fund	1.28	N/A	N/A	0.88	N/A

+	Hypothetical expenses are based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses.

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 62	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-Present); Member of Cornell University Council (1992-Present); Trustee of the Walnut Street Theater (1992-Present); Trustee, Scholarship America (1998-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board and Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

John P. Coblentz, Jr. Age: 63	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

Patrick T. Harker Age: 46	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

Mary P. McPherson Age: 69	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (1997-Present).

			Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

Wilma J. Smelcer Age: 55	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	Lawson Products Inc. (distributor of industrial products).

Richard P. Strubel Age: 65	Trustee	Since 1987	Vice Chairman and Director, Unext, Inc. (provider of educational services via the internet) (2003-Present); President, COO and Director, Unext, Inc. (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 55	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

*Kaysie P. Uniacke Age: 43	Trustee & President	Since 2001 Since 2002	Managing Director, GSAM (1997-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies). President—Goldman Sachs Mutual Fund Complex (2002- Present) (registered investment companies). Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).	63	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of October 31, 2004, the Trust consisted of 57 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address And Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 43	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 44	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 42	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 40	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer—Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 39	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

FUNDS PROFILE

Goldman Sachs Funds

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results

- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products

- Thoughtful Solutions
- Risk Management

Outstanding Client Service

- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

INTERNATIONAL EQUITY
Higher Risk/Return
DOMESTIC EQUITY
ASSET ALLOCATION PORTFOLIOS
SPECIALTY
FIXED INCOME
MONEY MARKET
Lower Risk/Return

International Equity Funds

- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds

- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Mid Cap Value Fund
- Concentrated Growth Fund
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund

Specialty Funds

- Tollkeeper Fund℠
- CORE℠ Tax-Managed Equity Fund
- Real Estate Securities Fund

Asset Allocation Funds

- Balanced Fund
- Asset Allocation Portfolios

Fixed Income Funds

- Emerging Markets Debt Fund
- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Investment Grade Credit Fund
- Core Fixed Income Fund
- U.S. Mortgages Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund
- Enhanced Income Fund

Money Market Funds[1]

The Goldman Sachs Research Select Fund℠, Tollkeeper Fund℠ and CORE℠ are service marks of Goldman, Sachs & Co.

F U N D S P R O F I L EGoldman Sachs FundsGoldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.Today, Goldman Sachs Asset Management, L.P. and other units of the Investment Management Division of Goldman Sachs serve a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $410.1 billion in assets under management as of THE GOLDMANSeptember 30, 2004 — our investment professionals bring firsthand knowledge of local SACHS ADVANTAGEmarkets to every investment decision, making us one of the few truly global asset managers.Our goal is to deliver:G O L D M A N S A C H S F U N D SStrong, ConsistentIn INTERNATIONALInvestment Results portfolio,EQUITY50 Global Resources and Global Researchto borders,Team Approach and Disciplined ProcessesDOMESTIC EQUITYInnovative, Value-Added Investment ProductsALLOCATION SPECIALTYFIXED Thoughtful SolutionsINCOMEASSET Risk ManagementMONEY Outstanding MARKETAsset Allocation FundsClient ServiceRisk/ReturnBalanced FundDomestic Equity FundsLowerAsset Allocation Portfolios Small Cap Value Fund Dedicated Service CORESM Small Cap Equity FundFixed Income Funds Teams Mid Cap Value FundEmerging Markets Debt Fund Excellence andConcentrated Growth FundHigh Yield Fund IntegrityInternational Equity FundsGrowth Opportunities FundHigh Yield Municipal Fund Asia Growth Fund Research Select FundSMGlobal Income Fund Emerging Markets Equity Fund Strategic Growth FundInvestment Grade Credit Fund International Growth Capital Growth FundCore Fixed Income Fund Opportunities Fund Large Cap Value FundU.S. Mortgages Fund Japanese Equity Fund Growth and Income FundMunicipal Income Fund European Equity Fund CORESM Large Cap Growth FundGovernment Income Fund International Equity Fund CORESM Large Cap Value FundShort Duration Tax-Free Fund CORESM International Equity Fund CORESM U.S. Equity FundShort Duration Government Fund Ultra-Short Duration GovernmentSpecialty Fundsand Tollkeeper FundSMEnhanced Income Fund CORESM Tax-Managed Equity Fund Real Estate Securities FundMoney Market Funds11An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.The Goldman Sachs Research Select FundSM,Tollkeeper FundSM and CORESM are service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005 T R U S T E E SO F F I C E R SAshok N. Bakhru, ChairmanKaysie P. Uniacke, PresidentJohn P. Coblentz, Jr.James A. Fitzpatrick, Vice President Patrick T. HarkerJames A. McNamara, Vice President Mary Patterson McPhersonJohn M. Perlowski, Treasurer Alan A. ShuchHoward B. Surloff, Secretary Wilma J. Smelcer Richard P. Strubel Kaysie P. UniackG O L D M A N , S AC H S & CO.G O L D M A N S AC H S I N T E R N AT I O N A LDistributor and Transfer AgentChristchurch Court 10-15 Newgate StreetG O L D M A N S AC H S A S S E T M A N AG E M E N T, L . P.London, England EC1 A7HD Investment Adviser Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns. The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).The Goldman Sachs High Yield Fund invests primarily in high yield, lower rated securities which involve greater price volatility and present greater risks than higher rated fixed income securities. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.The Goldman Sachs Global Income, Emerging Markets Debt and High Yield Funds’ foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.The fixed income securities of emerging countries are less liquid and are subject to greater price volatility. The securities markets of emerging countries have less governmental regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries.Goldman, Sachs & Co. is the distributor of the Goldman Sachs Funds. This material is not authorized for distribution to prospective investors unless preceded or ac companied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds. Copyright 2004 Goldman, Sachs & Co. All rights reserved. Date of first use: December 30, 2004 / 04-1504SFFIAR / 43.1K / 12-04